SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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CALIFORNIA PIZZA KITCHEN, INC.

(Name of Registrant as Specified in its Charter)

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CALIFORNIA PIZZA KITCHEN, INC.

6053 West Century Boulevard, 11th Floor

Los Angeles, California 90045-6430

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 28, 2004

Dear Shareholder:

You are invited to attend the Annual Meeting of the Shareholders of California Pizza Kitchen, Inc., a California corporation (“CPK” or the “Company”), which will be held on Wednesday, July 28, 2004 at 10:00 AM, in the Redondo Room at the Sheraton Gateway Hotel, 6101 W. Century Blvd., Los Angeles, California 90045, for the following purposes:

1.	To elect a board of directors. Our nominating and governance committee has nominated the following individuals for election at the meeting: William C. Baker, Rick J. Caruso, Larry S. Flax, Henry Gluck, Charles G. Phillips, and Richard L. Rosenfield.

2.	To adopt our 2004 Omnibus Incentive Compensation Plan.

3.	To approve the reincorporation of the Company from California to Delaware by means of a merger with and into a wholly-owned Delaware subsidiary.

4.	To ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending January 2, 2005.

5.	To transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on June 16, 2004 are entitled to notice of, and to vote at, this meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of the shareholders entitled to vote at the meeting will be available for examination by any shareholder for any purpose relating to the meeting during ordinary business hours at our offices.

Your attention is directed to the accompanying proxy statement. We invite all shareholders to attend the annual meeting. To ensure that your shares will be voted at this meeting, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope. You can also vote your shares by telephone or via the Internet. Voting instructions for telephone and Internet voting are printed on the proxy card. If you are a holder of record and you attend this meeting, you may vote in person, even though you have sent in your proxy. Shareholders who hold their shares through an account with a brokerage firm, bank or other nominee who desire to vote in person at the meeting will need to obtain a proxy form from the institution that holds their shares and follow the instructions on that form.

Accompanying this notice and proxy statement is a copy of our 2003 annual report to shareholders.

By Order of the Board of Directors,

Susan M. Collyns

Chief Financial Officer and Secretary

IMPORTANT: The prompt return of proxies will save us the expense of further requests for proxies in order to ensure a quorum at the meeting. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

Los Angeles, California

June 18, 2004

CALIFORNIA PIZZA KITCHEN, INC.

6053 West Century Boulevard, 11th Floor

Los Angeles, California 90045-6430

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 28, 2004

The accompanying proxy is solicited by the board of directors of California Pizza Kitchen, Inc., a California corporation (referred to herein as the “Company” or in the first person notations “we,” “our” and “us”), for use at our 2004 Annual Meeting of Shareholders to be held on Wednesday, July 28, 2004, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The date of this proxy statement is June 18, 2004, the approximate date on which we first sent or gave this proxy statement and the accompanying form of proxy to shareholders.

General Information

Annual Report.    An amended annual report on Form 10-K/A for the fiscal year ended December 28, 2003 is enclosed with this proxy statement.

Voting Securities.    Only shareholders of record as of the close of business on June 16, 2004 will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 19,140,969 shares of our common stock, par value $0.01 per share, issued and outstanding. Shareholders may vote in person or by proxy. Each holder of shares of our common stock is entitled to one (1) vote for each share of stock held on the proposals presented in this proxy statement. Our bylaws provide that the holders of a majority of the issued and outstanding shares of our stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

Solicitation of Proxies.    We will bear the cost of soliciting proxies. We may solicit shareholders through our regular employees and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have shares of our stock registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. We also may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation. We may engage a proxy solicitation firm to assist us and, if we do, we expect the cost of the engagement to be no more than $20,000.

Voting of Proxies.    All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the direction of the shareholder. If no choice is indicated on the proxy, the shares will be voted in favor of the director-nominees and the proposals. A shareholder who holds shares in his or her own name and who gives a proxy has the power to revoke his or her proxy at any time prior to the time it is voted by delivery to the Secretary of the Company of a written instrument revoking the proxy or a duly executed proxy with a later date or by attending the meeting and voting in person. Shareholders who hold their shares through an account with a brokerage firm, bank or other nominee who desire to revoke their proxies or to vote in person at the meeting will need to obtain a proxy form from the institution that holds their shares and follow the instructions on that form.

Shareholders also have the choice of voting by using a toll-free telephone number or via the Internet. Please refer to your proxy card enclosed with this proxy statement or the information forwarded by your bank, broker or other holder of record. The telephone and Internet voting facilities for shareholders of record will close at 11:59 p.m. EDT on July 27, 2004. The telephone and Internet voting procedures are designed to authenticate you as a shareholder by use of a control number and to allow you to confirm that your instructions have been properly recorded.

PROPOSAL NUMBER ONE

ELECTION OF DIRECTORS

Director Nominees.    The table below sets forth the Company’s directors, and certain information, as of June 16, 2004, with respect to age and background.

Name	Age	Position
Larry S. Flax	61	Co-Chief Executive Officer, Co-President, Co-Chairman of the Board and Director

Richard L. Rosenfield	59	Co-Chief Executive Officer, Co-President, Co-Chairman of the Board and Director

William C. Baker	71	Director

Rick J. Caruso	45	Director

Henry Gluck	76	Director

Charles G. Phillips	56	Director

Larry S. Flax, a co-founder, was named Co-President in January 2004 and has served as Co-Chief Executive Officer since July 2003 and as Co-Chairman of the Board since our formation in October 1985. From 1985 to 1996, Mr. Flax had also served as Co-Chief Executive Officer. In January 2002, Mr. Flax co-founded LA Food Show, Inc., a restaurant operating company in which we own a minority interest. Mr. Flax serves as co-president of that company. Prior to founding California Pizza Kitchen, he practiced law as a principal in Flax and Rosenfield, Inc. after serving as an Assistant United States Attorney, Department of Justice and Assistant Chief, Criminal Division and Chief, Civil Rights Division of the United States Attorney’s Office in Los Angeles. Mr. Flax also serves on the board of directors of Arden Realty, Inc.

Richard L. Rosenfield, a co-founder, was named Co-President in January 2004 and has served as Co-Chief Executive Officer since July 2003 and as Co-Chairman of the Board since our formation in October 1985. From 1985 to 1996, Mr. Rosenfield had also served as Co-Chief Executive Officer. In January 2002, Mr. Rosenfield co-founded LA Food Show, Inc., a restaurant operating company in which we own a minority interest. Mr. Rosenfield serves as co-president of that company. Prior to founding California Pizza Kitchen, he practiced law as a principal of Flax and Rosenfield, Inc. after serving with the Department of Justice, Criminal Division, Appellate Section in Washington, D.C. and as an Assistant United States Attorney, Special Prosecutions Section of the Criminal Division, in Los Angeles. Mr. Rosenfield also serves on the board of directors of Callaway Golf Company.

William C. Baker has served as a director since May 2002. Mr. Baker is a principal of the real estate investment firm of Baker & Simpson, L.L.C. From 1996 to 1997, Mr. Baker served as Chief Executive Officer and Chairman of the Santa Anita Companies, a racetrack operator, which merged with Meditrust Companies in 1997 and changed its name to La Quinta Inns in 2001. From 1993 to 1995, Mr. Baker was Chief Operating Officer of Red Robin Gourmet Burgers, Inc., a restaurant chain. From 1977 to 1988, Mr. Baker was the principal shareholder, Chairman and Chief Executive Officer of Del Taco, Inc., a restaurant chain. Mr. Baker serves on the boards of directors of Callaway Golf Company, Public Storage, Inc., La Quinta Corporation and Javo Beverage Company.

Rick J. Caruso has served as a director since January 2002. Since 1980, Mr. Caruso has been the Chief Executive Officer of Caruso Affiliated Holdings, a nationwide diversified real estate company he founded in 1980. Mr. Caruso is President of CAH Restaurants of California, LLC, a restaurant company, which was formerly one of our franchisees. Mr. Caruso serves on the boards of directors of Century Investments, Inc., CRM Properties, Inc., Midvale Corporation and additional privately held companies.

Henry Gluck has served as a director since August 2003. He served as Chairman and Chief Executive Officer of Caesars’ World from 1983 until 1995. From 1995 to 2003, Mr. Gluck was Co-Chairman of Transcontinental Properties, developers of Lake Las Vegas. Mr. Gluck has served on the board of directors of many publicly traded companies, including ITT Corp., Sheraton Hotel Corp., Cordura Corporation, Growth Realty, Daylin, Gibralter Savings and Loan Association, Monogram Industries and Metal Box America. Mr. Gluck serves on the Board of Trustees of Andrus Gerontology Center at the University of Southern California. He also serves on the Board of Advisors/Executive Committee at the UCLA Medical Center. Mr. Gluck now serves as a consultant to several companies.

Charles G. Phillips has served as a director since November 2000. Mr. Phillips has retired from Gleacher & Co., an investment banking firm, where he was a managing director from 1991 to 2002 and President from 1998-2001. Mr. Phillips currently serves on the board of directors of Champs Entertainment, Inc. and several private companies and has previously been a director of several public companies, including Cosi Sandwich Bar, and private investment funds.

Currently, all directors hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified. There are no family relationships among our directors and officers. During the fiscal year ended December 28, 2003, our board of directors held six meetings. Each director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors and (ii) the total number of meetings held by all committees of the board on which such director served during 2003.

Each member of our board of directors is expected to attend the Company’s Annual Meeting of Shareholders. All of the current members of our board of directors who served in that capacity at the time of our 2003 Annual Meeting of Shareholders attended such annual meeting.

Vote Required and Board of Directors’ Recommendation

If a quorum is present and voting, the six nominees for the positions of directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Our board of directors unanimously recommends a vote “FOR” the nominees named above.

Committees of the Board

Our board of directors has three standing committees: an audit committee, a compensation committee, and a nominating and governance committee. In addition, the independent directors of the Company’s board of directors meet in executive sessions at least twice a year.

Audit Committee

The audit committee is primarily concerned with the accuracy and effectiveness of the audits of our financial statements by our internal accounting staff and our independent auditors. This committee’s function is to review our quarterly and annual financial statements with our independent accountants and management, review the scope and results of the examination of our financial statements by the independent accountants, approve all professional services performed by the independent accountants and related fees, determine whether to retain or replace our independent accountants and periodically review our accounting policies and internal accounting and financial controls. The audit committee is also responsible for establishing and overseeing our internal reporting system relating to accounting, internal accounting controls and auditing matters. The audit committee is governed by a written charter which was amended and restated by our board of directors in April 2004. A more complete description of the committee’s functions is set forth in the charter which is publicly available on our website at www.cpk.com. This committee met five times during the fiscal year ended December 28, 2003.

Three directors served as members of the audit committee in 2003, William C. Baker, Rick J. Caruso and Charles G. Phillips. In March 2004, Mr. Caruso left the committee and was replaced by Henry Gluck. All of the current and former members of the audit committee are “independent” as required by applicable listing standards of The Nasdaq Stock Market. Mr. Phillips served as chair of the audit committee until January 2004 when Mr. Baker was appointed to serve in that role. The board of directors has determined that Mr. Phillips is an “audit committee financial expert” within the meaning of Item 401(h)(2) of Regulation S-K.

Compensation Committee

The compensation committee’s function is to review salary and bonus levels and stock option grants for executive officers and key employees. Our compensation committee currently consists of Messrs. Phillips, Baker, Caruso and Gluck. Mr. Phillips served as chair of the compensation committee until March 2004, when Mr. Baker was appointed to that role. All of the compensation committee members are “independent” as defined by applicable listing standards of The Nasdaq Stock Market, and no member of the compensation committee has served as one of our officers or employees at any time. This committee met twice during the fiscal year ended December 28, 2003. For additional information concerning the compensation committee, see “Report of the Compensation Committee of the Board of Directors on Executive Compensation.”

Nominating and Governance Committee

The nominating and governance committee has the sole right, and the full power and authority of the board of directors, to determine by majority vote the director nominees to be presented to the shareholders for vote. The current members of this committee are Henry Gluck, William C. Baker, Rick J. Caruso and Charles G. Phillips, all of whom are “independent” as defined by applicable listing standards of The Nasdaq Stock Market. Mr. Phillips serves as chair of the nominating and governance committee. This committee was established in February 2003 and held one meeting during the fiscal year ended December 28, 2003. This committee will consider candidates for the board recommended by shareholders.

In April 2004, we adopted a nominating and governance committee charter. The charter is publicly available on our website at www.cpk.com.

The nominating committee’s nominees for election at the annual meeting of shareholders to the board of directors are William C. Baker, Rick J. Caruso, Larry S. Flax, Henry Gluck, Charles G. Phillips, and Richard L. Rosenfield. All of the nominees for the upcoming election of directors are current members of the board of directors. If elected, the nominees will serve as directors until our annual meeting of shareholders in 2005 and until their successors are duly elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominee as we may designate.

The Company’s Director Nominations Process

In April 2004, we adopted corporate governance guidelines (the “Guidelines”) to help the board of directors fulfill its responsibility to our shareholders to oversee the work of management and the Company’s business results. The Guidelines are publicly available on our website at www.cpk.com. The Guidelines may be amended from time to time by the Company’s board of directors only upon a determination by the nominating and governance committee that such change is in our best interests and those of our shareholders and the subsequent approval of such change by the full board of directors.

Pursuant to the Guidelines, communications sent to us with respect to candidates for director proposed by our shareholders shall be forwarded to the chair of our nominating and governance committee. This committee shall then review and consider the shareholder proposal in connection with our next annual meeting of shareholders so long as the proposal is received prior to the applicable deadline for the submission of shareholder proposals generally.

The nominating and governance committee shall periodically review with the Company’s board of directors the appropriate skills and characteristics required of board members given the current board composition. The Company’s board of directors will be comprised of individuals who have distinguished records of leadership and success in their arena of activity and who will make substantial contributions to the board’s operations. The board’s assessment of director candidates includes, but is not limited to, consideration of relevant industry experience, general business experience, relevant financial experience, and compliance with independence and other qualifications necessary to comply with applicable Nasdaq listing standards, and any applicable tax and securities laws and the rules and regulations thereunder. Specific consideration shall also be given to: (i) roles and contributions valuable to the business community, (ii) personal qualities of leadership, character, and judgment, as well as whether the candidate possesses and maintains throughout service on the board of directors a reputation in the community at large of integrity, trust, respect, competence and adherence to the highest ethical standards, (iii) relevant knowledge and diversity of background and experience in such things as business, finance and accounting, marketing, international business, government and the like; or (iv) whether the candidate is free of conflicts and has the time required for preparation, participation and attendance at all meetings.

A director’s qualifications in light of these criteria is considered at least each time the director is nominated or re-nominated for membership on the Company’s board of directors. The nominating and governance committee screens and recommends all director candidates to the Company’s board of directors. Each of the nominees named above were recommended by the nominating and governance committee.

Stakeholder communications

As set forth in the Guidelines, our Co-Chief Executive Officers are responsible for establishing effective communications with our stakeholders, including shareholders, customers, employees, communities, suppliers, creditors, governments, and corporate partners. It is the policy of the board of directors that management speaks for the Company. This policy does not preclude independent directors from meeting with stakeholders, but management, where appropriate, should be present at such meetings. Shareholders who wish to communicate with our board of directors may address their communications to the attention of our Secretary at our principal executive offices. The Secretary shall maintain a log of all such communications. The Secretary shall promptly forward those communications that he or she believes require immediate attention to the lead independent director selected by the independent directors from among themselves, or by a procedure of selection adopted by the independent directors. The Secretary shall also provide the lead director on a quarterly basis with a summary of all stakeholder communications and actions taken in connection therewith. The lead director shall notify our board of directors or the chairs of the relevant committees of those matters which he or she believes are appropriate for further discussion or action. Communications sent to the board of directors with respect to candidates for director proposed by our shareholders shall be forwarded and reviewed in the manner described above.

PROPOSAL NUMBER TWO

ADOPTION OF 2004 OMNIBUS INCENTIVE COMPENSATION PLAN

The board of directors has determined that it is in the best interest of the Company and our shareholders to adopt a new stock incentive plan that would be a successor to our 1998 Stock-Based Incentive Compensation Plan (the “1998 Plan”). The board of directors approved the 2004 Omnibus Incentive Compensation Plan (the “California 2004 Plan”) on May 10, 2004, subject to shareholder approval. In addition, in anticipation of our reincorporation into the State of Delaware (see Proposal Three), the board of directors of California Pizza Kitchen, Inc., a Delaware corporation (“California Pizza Kitchen Delaware”), approved the adoption of an alternative version of the California 2004 Plan (the “Delaware 2004 Plan” and, together with the California 2004 Plan, the “2004 Plan”) on June 11, 2004 and the board of directors of the Company, acting on behalf of the Company as the sole stockholder of California Pizza Kitchen Delaware, approved adoption of the Delaware 2004 Plan, subject in each case to approval by our shareholders as future stockholders of California Pizza Kitchen Delaware. If our shareholders approve the 2004 Plan, no further awards will be granted under the 1998 Plan. In the event our shareholders do not approve the reincorporation, the California 2004 Plan will become effective upon shareholder approval. If our shareholders approve the reincorporation, the California 2004 Plan will not become effective and the Delaware 2004 Plan will become effective upon effectiveness of the reincorporation.

The purpose of the 2004 Plan is to enable us to attract and retain top quality employees, officers, directors and consultants and to provide employees, officers, directors and consultants with an incentive to enhance stockholder returns. The board of directors believes that options and other equity-based incentives are an important part of the compensation package we offer to our employees and directors.

Set forth below is a summary of the 2004 Plan, which is qualified in its entirety by the specific language of the 2004 Plan and assumes the effectiveness of the reincorporation. A copy of the California 2004 Plan presented for shareholder approval is included at the end of this Proxy Statement as Appendix A and a copy of the Delaware 2004 Plan is attached as Appendix B. The only material differences between the two are that the Delaware 2004 Plan allows a committee consisting of one or more directors to administer the 2004 Plan with respect to employees who are neither officers nor directors, whereas the California 2004 Plan requires such committee to be composed of two or more directors; and the Delaware 2004 Plan requires recipients of restricted share awards to furnish consideration for such shares having a value at least equal to their par value. There is no comparable provision in the California 2004 Plan. Shareholders are urged to read the complete text of the 2004 Plan.

Description of the 2004 Plan

The 2004 Plan provides for the grant of restricted share awards, options, stock units and stock appreciation rights, any of which may or may not require the satisfaction of performance objectives, with respect to shares of our common stock to directors, officers, employees and consultants of the Company and our subsidiaries. The 2004 Plan may be administered by the Compensation Committee of the board of directors (the “Committee”), which has complete discretion to select the participants and to establish the terms and conditions of each award, subject to the provisions of the 2004 Plan. Options granted under the 2004 Plan may be “incentive stock options” as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, or nonqualified options. As of December 28, 2003, approximately 200 employees were eligible to be considered for the grant of options under the 1998 Plan, and are also eligible under the 2004 Plan.

The board of directors believes that the granting of equity compensation awards is necessary to attract the highest quality personnel as well as to reward and thereby retain existing key personnel. Moreover, the attraction and retention of such personnel is essential to our continued progress, which ultimately is in the interests of our shareholders.

Shares Subject to the 2004 Plan

A total of 3,750,000 shares of common stock have been reserved for issuance under the 2004 Plan. Any shares granted as options or stock appreciation rights are counted against this limit as one share for every one share granted. Any shares granted as awards other than options or stock appreciation rights are counted against this limit as 1.7 shares for every one share granted. If any award granted under the 2004 Plan is forfeited or expires for any reason, then the shares subject to that award will once again be available for additional awards. If the 2004 Plan is approved, no additional option grants will be made under the 1998 Plan, and the shares remaining available for future grant under the 1998 Plan will be cancelled. Options outstanding under the 1998 Plan will remain outstanding until exercised or until they terminate or expire by their terms. If any outstanding option under the 1998 Plan expires or terminates for any reason without having been exercised in full, then the unpurchased shares subject to that option will be available for additional awards under the 2004 Plan.

As of December 28, 2003, (i) the number of shares subject to outstanding options, (ii) the range of exercise prices for these options, (iii) the weighted average per share exercise price, (iv) the number of shares issued upon exercise of options and (v) the number of shares available for future grant under the 1998 Plan were as follows:

	Shares Subject to Outstanding Options	Range of Exercise Prices	Weighted- Average Per Share Price	Number of Shares Issued Upon Exercise	Number of Shares Available for Further Grant
1998 Plan	2,093,461	$2.50-23.51	$19.27	1,379,980	526,559

Because option grants under the 2004 Plan are subject to the discretion of the Committee, awards under the 2004 Plan for the current year are indeterminable. Future option exercise prices under the 2004 Plan are also indeterminable because they will be based upon the fair market value of the common stock on the date of grant. During the fiscal year ended December 28, 2003, the following persons or groups had in total, received options to purchase shares of common stock under the 1998 Plan as follows, each with an exercise price per share equal to the fair market value of the Company’s common stock the date of the grant:

Name	Position	Average Weighted Exercise Price Per Share ($/share)	Number of Shares
Larry S. Flax	Co-Chief Executive Officer, Co-President, Co-Chairman of the Board and Director	N/A	-0-
Richard L. Rosenfield	Co-Chief Executive Officer, Co-President, Co-Chairman of the Board and Director	N/A	-0-
William C. Baker	Director	$17.50	10,000
Rick J. Caruso	Director	$17.50	10,000
Henry Gluck	Director	$18.16	15,000
Charles G. Phillips	Director	$17.50	10,000
Frederick R. Hipp	Former Chief Executive Officer and President	$22.40	100,000
Gregory S. Levin	Former Chief Financial Officer	$22.40	20,000
Christopher P. Ames	Former Vice President, Operations	$22.40	30,000
Sarah Goldsmith Grover	Senior Vice President of Marketing and Public Relation	$22.40	20,000
Karen M. Settlemyer	Senior Vice President of Procurement	$22.40	10,000
All current executive officers as a group (7 persons)		$19.83	90,000	(1)
All current non-employee directors as a group (4 persons)		$17.72	45,000
All current employees, including all current officers who are not executive officers		$21.02	344,700

(1)	Includes options granted to Messrs. Flax, Rosenfield, Beck (35,000) and Mayer (20,000), and to Mesdames Goldsmith Grover, Settlemyer and Collyns (5,000).

Stock Options and Stock Appreciation Rights

A stock option is the right to purchase a certain number of shares of stock, at a certain exercise price, in the future. A stock appreciation right is the right to receive the net of the market price of a share of stock and the exercise price of the right, either in cash or in stock, in the future.

The exercise price of incentive stock options may not be less than 100% of the fair market value of the common stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of our capital stock). The Code currently limits to $100,000 the aggregate value of common stock for which incentive stock options may first become exercisable in any calendar year under the 2004 Plan or any other option plan adopted by the Company. Nonstatutory stock options may be granted under the 2004 Plan at an exercise price of not less than 100% of the fair market value of the common stock on the date of grant. Nonstatutory stock options also may be granted without regard to any restriction on the amount of common stock to which the option may first become exercisable in any calendar year. Repricing, or reducing the exercise price of a stock option or stock appreciation right is not permitted without shareholder approval. On December 26, 2003, the closing price for the common stock on The Nasdaq Stock Market was $19.61 per share.

Subject to the limitations contained in the 2004 Plan, options granted under the 2004 Plan will become exercisable at such times and in such installments as the Committee shall provide in the terms of each individual stock option agreement. The Committee must also provide in the terms of each stock option agreement when the option expires and becomes unexercisable. Any options that were not exercisable on the date of termination of employment immediately terminate at that time. Any options that are exercisable on the date of termination will remain exercisable only in accordance with the option agreement. Options granted under the 2004 Plan may not be exercised more than 10 years after the date of grant (five years after the date of grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of our capital stock).

Restricted Share Awards and Stock Units

Restricted stock is a share award that may be conditioned upon continued employment or the achievement of performance objectives. The terms of any restricted share award under the 2004 Plan will be set forth in a restricted stock agreement to be entered into between the Company and each grantee. The Committee will determine the terms and conditions of any restricted stock agreements, which need not be identical. Shares may be awarded under the 2004 Plan in consideration of services rendered prior to the award, without a cash payment by the grantee.

Under the 2004 Plan, the Committee may also grant stock units that give recipients the right to acquire a specified number of shares of stock, or the equivalent value in cash, at a future date upon the attainment of certain conditions established by the Committee. No cash consideration is required of the recipient. Recipients of stock units do not have voting or dividend rights, but may be credited with dividend equivalent compensation.

Section 162(m) Share Units

So that awards may qualify under Section 162(m) of the Code, which permits performance-based compensation meeting the requirements established by the Internal Revenue Service to be excluded from the limitation on deductibility of compensation in excess of $1 million paid to certain specified senior executives, the 2004 Plan limits awards to individual participants to no more than 300,000 shares subject to awards to an individual participant annually.

This limit is greater than the number of options that we have granted to any individual in the past. We do not currently intend to significantly increase our equity awards to executive officers.

Awards may, but need not, include performance criteria that satisfy Section 162(m) of the Code. To the extent that awards are intended to qualify as “performance-based compensation” under Section 162(m), the performance criteria will be one or more of the following criteria as specified by the Committee in the award:

• Cash flow	• Earnings per share

• Earnings before interest, taxes and amortization	• Return on equity

• Total stockholder return	• Share price performance

• Return on capital	• Return on assets or net assets

• Revenue	• Income or net income

• Operating income or net operating income	• Operating profit or net operating profit

• Operating margin or profit margin	• Return on operating revenue

• Return on invested capital	• Market segment shares

• Customer satisfaction	• Unit openings

To the extent that an award under the 2004 Plan is designated as a “performance award,” but is not intended to qualify as performance-based compensation under Section 162(m), the performance criteria can include the achievement of strategic objectives as determined by the Committee.

Notwithstanding satisfaction or completion of any performance criteria described above, to the extent specified at the time of grant of an award, the number of shares of common stock, stock options or other benefits granted, issued, retainable and/or vested under an award upon satisfaction of the performance criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion determines. However, in no event may the Committee increase the amount payable upon satisfaction or completion of the performance criteria to a person subject to the Section 162(m) limitations.

Administration

The Committee, which is made up entirely of independent directors, will administer the 2004 Plan. The Committee will select employees who receive awards, determine the number of shares covered thereby, and, subject to the terms and limitations expressly set forth in the 2004 Plan, establish the terms, conditions and other provisions of the awards. The Committee may interpret the 2004 Plan and establish, amend and rescind any rules relating to the 2004 Plan. The Committee may delegate to a secondary committee of directors the ability to grant awards and take certain other actions with respect to participants who are not executive officers, and may delegate certain administrative or ministerial functions under the 2004 Plan to an officer or officers.

Amendment to or Termination of the 2004 Plan

The board of directors may at any time amend, alter, suspend or terminate the 2004 Plan. No amendment, alteration, suspension or termination of the Plan will impair the rights of any party, unless mutually agreed otherwise between the party and the Committee. Termination of the 2004 Plan will not affect the Committee’s ability to exercise the powers granted to it under the 2004 Plan with respect to awards granted under the 2004 Plan prior to the date of such termination. The 2004 Plan is effective for 10 years, unless sooner terminated.

Adjustments

In the event of a stock dividend, recapitalization, stock split, combination of shares, extraordinary dividend of cash or assets, reorganization, or exchange of our common stock or any similar event affecting our common stock, the Committee shall adjust the number and kind of shares available for grant under the 2004 Plan, and subject to the various limitations set forth in the 2004 Plan, the number and kind of shares subject to outstanding awards under the 2004 Plan, and the exercise or settlement price of outstanding stock options and of other awards.

The impact of a merger or other reorganization of the Company on outstanding stock options, stock appreciation rights, restricted share awards and stock units granted under the 2004 Plan shall be specified in the agreement relating to the merger or reorganization, subject to the limitations and restrictions set forth in the 2004 Plan. Such agreement shall provide for the continuation of outstanding awards if we are the surviving corporation, assumption of outstanding awards by the surviving corporation, substitution by the surviving corporation of its own awards for outstanding awards under the 2004 Plan, accelerated vesting and accelerated expiration of outstanding awards, or settlement of outstanding awards in cash.

Certain Federal Income Tax Consequences

Incentive stock options granted under the 2004 Plan will be afforded favorable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee’s sale of the shares (assuming that the sale occurs more than two years after grant of the option and more than one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of either of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain.

All other options granted under the 2004 Plan will be nonstatutory stock options and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon exercise of the nonstatutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee’s resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long term capital gain or loss treatment if the shares have been held for more than one year. The Code provides for reduced tax rates for long term capital gains based on the taxpayer’s income and the length of the taxpayer’s holding period.

The recipient of a restricted share award will generally recognize ordinary compensation income when such shares are no longer subject to a substantial risk of forfeiture, based on the excess of the value of the shares at that time over the price, if any, paid for such shares. However, if the recipient makes a timely election under the Code to be subject to tax upon the receipt of the shares, the recipient will recognize ordinary compensation income at that time equal to the fair market value of the shares over the price paid, if any, and no further ordinary compensation income will be recognized when the shares vest.

In the case of an exercise of a stock appreciation right or an award of stock units, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery.

We are generally entitled to a deduction for Federal income tax purposes equal to the amount of ordinary compensation income recognized by the recipient of an award at the time such income is recognized.

The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or restricted shares, or to the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee’s death.

Vote required and board of directors’ recommendation

The affirmative vote of a majority of the votes cast on the proposal at the annual meeting of shareholders, at which a quorum representing a majority of all outstanding shares of our common stock is present, either in person or by proxy, is required for approval of this proposal. Votes for or against, abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. However, abstentions and broker non-votes will have no effect on the outcome of this vote.

Our board of directors believes that adoption of the 2004 Plan is in the best interests of the Company and its shareholders.

Our board of directors unanimously recommends a vote “FOR” adoption of our 2004 Plan.

PROPOSAL NUMBER THREE

APPROVAL OF REINCORPORATION OF THE COMPANY FROM CALIFORNIA TO DELAWARE

Introduction

For the reasons set forth in “Principal Reasons for the Proposed Reincorporation” on pages 14 and 15 of this proxy statement, our board of directors believes that it is advisable and in the best interests of the Company and our shareholders to change the state of incorporation of the Company from California to Delaware. This proxy statement refers to California Pizza Kitchen, Inc., the California corporation, as “California Pizza Kitchen California” or the “Company” and to California Pizza Kitchen, Inc., the Delaware corporation, as “California Pizza Kitchen Delaware” or the “surviving corporation.” We propose to accomplish the reincorporation in Delaware by merging California Pizza Kitchen California into one of our wholly owned subsidiaries that is incorporated in Delaware (the “reincorporation merger”). The name of the Delaware corporation, which will be the successor to California Pizza Kitchen California in the reincorporation merger, is California Pizza Kitchen, Inc.

California Pizza Kitchen Delaware was incorporated under Delaware law on May 12, 2004 under the name “California Pizza Kitchen, Inc.” The address and phone number of California Pizza Kitchen Delaware are the same as the address and phone number of California Pizza Kitchen California. California Pizza Kitchen is a leading casual dining restaurant chain with a particular focus on the premium pizza segment. As of the date and time immediately prior to the effective date of the reincorporation merger, if the reincorporation merger is effected, California Pizza Kitchen Delaware will not have any material assets or liabilities and will not have carried on any business.

We initially considered the possibility of reincorporating early this year in connection with our evaluation of implementing a share repurchase plan. Management, with the assistance of its advisors, initially analyzed the possibility of implementing such a plan under California law. Members of our management noted that California law places several restrictions on a corporation’s ability to repurchase shares and make distributions to shareholders and concluded that such restrictions would seriously limit the effectiveness of any share repurchase program we adopted.

In evaluating possible alternatives, we considered reincorporating to Delaware and undertook a review of the advantages and disadvantages of changing our state of incorporation from California to Delaware. As discussed in “Principal Reasons for the Proposed Reincorporation,” in addition to the flexibility Delaware law provides with respect to share repurchases, management believes that reincorporation in Delaware would also be beneficial to the Company because Delaware corporate law is more comprehensive, widely used and extensively interpreted than other state corporate laws, including California corporate law.

In addition, management believes that Delaware law is better suited than California law to protect shareholders’ interests in the event of an unsolicited takeover attempt. We are not, however, aware that any person is currently attempting to acquire control of the Company, to obtain representation on our board of directors or take any action that would materially affect the governance of the Company. In addition, we are not proposing any changes to our organizational documents to adopt any anti-takeover strategies in connection with the reincorporation.

On March 3, 2004, our board met to discuss the results of the review by management and its advisors. On each of March 25, 2004 and May 3, 2004, our board met again with management and its advisors to discuss the advantages and disadvantages of reincorporating to Delaware, the mechanics of reincorporating and possible changes to our organizational documents associated with a reincorporation. On May 10, 2004, our board again met and unanimously determined that the reincorporation merger was in the best interest of the Company and our shareholders and approved the Agreement and Plan of Merger (the “merger agreement”), the Certificate of Incorporation of California Pizza Kitchen Delaware (the “Delaware Certificate”) and the Bylaws of California

Pizza Kitchen Delaware (the “Delaware Bylaws”), copies of which are attached to this proxy statement as Appendices C, D and E, respectively.

Because California Pizza Kitchen Delaware will be governed by the Delaware General Corporation Law (the “DGCL”) and the Company will have new organizational documents, if the reincorporation proposal is approved, the proposed reincorporation will result in certain changes in your rights as a shareholder. These differences are summarized under the sections entitled “Comparison of the Charters and Bylaws of California Pizza Kitchen California and California Pizza Kitchen Delaware” and “Significant Differences Between the Corporation Laws of California and Delaware.”

Our board has unanimously approved and, for the reasons described below, recommends that you approve the proposal to reincorporate the Company’s state of incorporation from California to Delaware. If approved by shareholders, we expect that the reincorporation merger will become effective as soon as practicable (the “Effective Date”) following our Annual Meeting of Shareholders. However, the proposed reincorporation may be abandoned, either before or after shareholder approval, if circumstances arise which, in the opinion of the board, make it inadvisable to proceed. If shareholders do not approve the reincorporation merger, we would not consummate the reincorporation merger and we would continue to operate as a California corporation.

IN ORDER FOR THE PROPOSED REINCORPORATION TO BE EFFECTED, A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK MUST APPROVE PROPOSAL THREE. SEE “VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL AND BOARD OF DIRECTORS’ RECOMMENDATION” BELOW.

YOU ARE URGED TO READ CAREFULLY THIS SECTION

OF THE PROXY STATEMENT, INCLUDING THE RELATED

APPENDICES, BEFORE VOTING ON THE REINCORPORATION MERGER.

Mechanics

The proposed reincorporation would be effected pursuant to the merger agreement in substantially the form attached as Appendix C. The discussion of the reincorporation merger and the merger agreement set forth below is qualified in its entirety by reference to the merger agreement. Upon completion of the reincorporation merger, California Pizza Kitchen California will cease to exist and California Pizza Kitchen Delaware, which would be the surviving corporation in the reincorporation merger, would continue to operate our business under the name California Pizza Kitchen, Inc.

Upon the Effective Date, each outstanding share of common stock of California Pizza Kitchen California will be automatically converted into one share of common stock of California Pizza Kitchen Delaware. Each stock certificate representing issued and outstanding shares of common stock of California Pizza Kitchen California will continue to represent the same number of shares of common stock of California Pizza Kitchen Delaware. If California Pizza Kitchen California and California Pizza Kitchen Delaware effect the reincorporation merger, you would not need to exchange your existing stock certificates of California Pizza Kitchen California for stock certificates of California Pizza Kitchen Delaware. You may, however, exchange your certificates if you so choose.

The common stock of California Pizza Kitchen California is listed for trading on the Nasdaq National Market and, after the reincorporation merger, California Pizza Kitchen Delaware’s common stock will continue to be traded on the Nasdaq National Market without interruption, under the same symbol “CPKI” as the shares of common stock of California Pizza Kitchen California are currently traded.

Pursuant to the merger agreement, California Pizza Kitchen California and California Pizza Kitchen Delaware promise to take all actions that Delaware law and California law require for California Pizza Kitchen

California and California Pizza Kitchen Delaware to effect the reincorporation merger. California Pizza Kitchen Delaware also promises to qualify to do business as a foreign corporation in the State of California before California Pizza Kitchen California and California Pizza Kitchen Delaware effect the reincorporation merger. The merger agreement provides that the respective obligations of California Pizza Kitchen California and California Pizza Kitchen Delaware under the merger agreement are subject to the approval of the shareholders of California Pizza Kitchen California and the sole stockholder of California Pizza Kitchen Delaware.

The reincorporation merger would only make a change in the legal domicile of the Company and certain other changes of a legal nature which are described in this proxy statement. The reincorporation merger would not result in any change in the name, business, management, fiscal year, assets or liabilities or location of the principal offices of the Company. We believe that the proposed reincorporation will not affect any of our material contracts with any third parties and that our rights and obligations under such material contractual arrangements will continue and be assumed by the surviving corporation.

If the reincorporation merger is effected, all employee benefit plans of California Pizza Kitchen California (including all stock options and other equity based plans) will be assumed and continued by the surviving corporation. Approval of the reincorporation merger will also constitute approval of the assumption of these plans by California Pizza Kitchen Delaware. Each stock option and other equity-based award issued and outstanding pursuant to such plans would be converted automatically into a stock option or other equity-based award with respect to the same number of shares of common stock of the surviving corporation, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award. In the event our shareholders do not approve the reincorporation, the California 2004 Plan will become effective upon shareholder approval. If our shareholders approve the reincorporation, the California 2004 Plan will not become effective and the Delaware 2004 Plan will become effective upon effectiveness of the reincorporation. In addition, the directors who will be elected at the annual meeting of shareholders of California Pizza Kitchen California will become the directors of California Pizza Kitchen Delaware.

Vote Required For the Reincorporation Proposal and Board of Directors’ Recommendation

California law requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of California Pizza Kitchen California to approve the merger agreement pursuant to which California Pizza Kitchen California and California Pizza Kitchen Delaware would effect the reincorporation merger. Approval of the reincorporation merger proposal would also constitute an approval of the merger agreement and therefore the reincorporation merger. A vote in favor of the reincorporation proposal is also effectively a vote in favor of the Delaware Certificate and the Delaware Bylaws. If the shareholders approve the merger agreement and the reincorporation merger becomes effective, the Delaware Certificate and the Delaware Bylaws in effect immediately prior to the Effective Date would respectively become the certificate of incorporation and bylaws of the surviving corporation.

THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED AND RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED REINCORPORATION. THE EFFECT OF AN ABSTENTION OR A BROKER NON-VOTE IS THE SAME AS THAT OF A VOTE AGAINST THE REINCORPORATION PROPOSAL.

Principal Reasons for the Proposed Reincorporation

For many years, Delaware has followed a policy of encouraging corporations to incorporate in that state. Of the publicly-held companies headquartered in California with a market capitalization of more than $25 million, more than two-thirds are incorporated in Delaware and more than 58% of Fortune 500 corporations are incorporated in Delaware. In furtherance of Delaware’s policy to encourage corporations to incorporate in that state, Delaware has been the leader in adopting, construing and implementing comprehensive and flexible corporate laws that have been responsive to the evolving legal and business needs of corporations organized under Delaware law. Specifically, as discussed below under “Differences between the Corporation Laws of Delaware and California – Dividends and Repurchases of Shares,” Delaware law is much more flexible than California law with respect to the conditions under which share repurchase programs are allowed.

Delaware’s corporate law has also developed progressive principles of corporate governance that the Company could draw upon when making business and legal decisions. Our board believes that it is essential to be able to draw upon well-established principles of corporate governance in making business and legal decisions.

Management also believes that Delaware law is better suited than California law to protect shareholders’ interests in the event of an unsolicited takeover attempt. We are not aware that any person is currently attempting to acquire control of the Company, to obtain representation on our board of directors or take any action that would materially affect the governance of the Company.

Additionally, our management believes that, as a Delaware corporation, the Company would be better able to continue to attract and retain qualified directors and officers than it would be able to as a California corporation in part because Delaware law provides more predictability with respect to the issue of liability of directors and officers than California law does. The increasing frequency of claims against directors and officers that are litigated has greatly expanded the risks to directors and officers of exercising their respective duties. The amount of time and money required to respond to and litigate such claims can be substantial. Although California law and Delaware law both permit a corporation to include a provision in the corporation’s articles or certificate, as the case may be, of incorporation that in certain circumstances reduces or limits the monetary liability of directors for breaches of their fiduciary duty of care, Delaware law, as stated above, provides to directors and officers more predictability than California does and, therefore, provides directors and officers of a Delaware corporation a greater comfort as to their risk of liability than the comfort afforded under California law. Our board, therefore, believes that the proposed reincorporation may be a significant factor in continuing to attract and retain such individuals, and in freeing them to make corporate decisions on their own merits and for the benefit of shareholders rather than out of a desire to avoid personal liability. For additional discussion of this matter, see “Significant Differences Between the Corporation Laws of California and Delaware — Indemnification and Limitation of Liability,” below.

Our board of directors and management have considered the following benefits of Delaware’s corporate legal framework in deciding to propose reincorporating in Delaware:

•	the DGCL, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

•	the Delaware General Assembly, which each year considers and adopts statutory amendments that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

•	the Delaware Court of Chancery, which handles complex corporate issues with a level of experience and a degree of sophistication and understanding unmatched by any other court in the country, and the Delaware Supreme Court, which is highly regarded;

•	the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater predictability than most, if not all, other jurisdictions provide; and

•	the responsiveness and efficiency of the Division of Corporations of the Secretary of State of Delaware, which uses computer technology that is on the cutting edge.

Any direct benefit that Delaware law provides to corporations indirectly benefits the shareholders, who are the owners of the corporations. For the reasons discussed in this proxy statement, we believe that the Company and our shareholders will benefit in the near and longer term from reincorporating in Delaware.

No Change in the Board Members, Business, Management, Employee Benefit Plans or Location of Principal Offices

The reincorporation proposal would effect only a change in our legal domicile and certain other changes of a legal nature, the most significant of which are described in this proxy statement. The reincorporation merger would NOT result in any change in our business, management, fiscal year, assets or liabilities or location of our principal facilities. Assuming that all nominees are elected as directors and California Pizza Kitchen California and California Pizza Kitchen Delaware effect the reincorporation merger, the directors and officers of California Pizza Kitchen California would become the directors and officers of the surviving corporation. All employee benefit plans (including stock option and other equity-based plans) of California Pizza Kitchen California would be continued by the surviving corporation, and each stock option and other equity-based award issued and outstanding pursuant to such plans would automatically be converted into a stock option or other equity-based award with respect to the same number of shares of the surviving corporation, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award. Approval of the reincorporation proposal would constitute approval of the assumption of these plans by the surviving corporation. Assuming California Pizza Kitchen California and California Pizza Kitchen Delaware effect the reincorporation merger, the surviving corporation would continue other employee benefit arrangements of California Pizza Kitchen California upon the terms and subject to the conditions currently in effect. In the event our shareholders do not approve the reincorporation, the California 2004 Plan will become effective upon shareholder approval. If our shareholders approve the reincorporation, the California 2004 Plan will not become effective and the Delaware 2004 Plan will become effective upon effectiveness of the reincorporation.

Dissenters’ Rights Not Available

Although in some circumstances California law provides shareholders with the right to dissent from certain corporate reorganizations and receive cash for their shares, California law does not permit dissenter’s rights in connection with the proposed reincorporation.

Anti-takeover Implications

Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of the corporate charter or bylaws or otherwise, which are designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. It should be noted, however, that the reincorporation merger is not being proposed in order to prevent any present attempt known to our board to acquire control of the Company or to obtain representation on our board. In addition, our board of directors has no current plans to implement any defensive strategies designed to enhance the ability of the board to negotiate with an unsolicited offer. However, our board may consider in the future certain defensive strategies allowed under Delaware law which are designed to enhance the Board’s ability to negotiate with an unsolicited bidder. Such strategies include, but are not limited to, the adoption of a shareholder rights plan and severance agreements for our management and key employees which would become effective upon the occurrence of a change in control of the surviving corporation. With respect to implementing defensive strategies, Delaware law is preferable to California law because of the substantial judicial precedent on the legal principles applicable to defensive strategies. As a California corporation or a Delaware corporation, we could implement some of the same defensive measures. As a Delaware corporation, however, we would benefit from the predictability of Delaware law on such matters.

Certain differences between California and Delaware law, which will be effective upon consummation of the reincorporation merger without further action of our board or shareholders, could have a bearing on unapproved takeover attempts. Section 203 of the DGCL, which California Pizza Kitchen Delaware does not intend to opt out of, restricts certain “business combinations” with “interested shareholders” for three years following the date that a person becomes an interested shareholder, unless the Board approves the business combination. For a discussion of differences between the laws of California and Delaware that may affect the shareholders, see “Significant Differences Between the Corporation Laws of California and Delaware,” below.

Comparison Of The Charters And Bylaws Of California Pizza Kitchen California And California Pizza Kitchen Delaware

There are significant similarities between the Delaware Certificate and the Amended and Restated Articles of Incorporation (the “California Articles”). For example, both the Delaware Certificate and the California Articles provide for the authorization of 80 million shares of common stock and 40 million shares of preferred stock. The Delaware Certificate and the California Articles each provide that the board is entitled to determine the rights, preferences, privileges and restrictions of the authorized and unissued preferred stock at the time of issuance which would provide the Company the ability, among other things, to adopt a shareholder rights plan as an anti-takeover strategy. In addition, neither the Delaware Certificate nor the California Articles provide for a classified board of directors.

We have also provided that the Delaware Certificate and Delaware Bylaws contain certain provisions that will enable shareholders of California Pizza Kitchen Delaware to have rights similar to those that are automatically applicable to California Pizza Kitchen California but that are not required by Delaware law. Specifically, under California law, holders of 10% of a company’s shares have the right to call special meetings of shareholders; the Delaware Bylaws would provide shareholders of California Pizza Kitchen Delaware this same right. In addition, under California law, shareholders have the right to take action in lieu of a meeting by unanimous written consent; shareholders of California Pizza Kitchen Delaware will have this same right because the Delaware Certificate does not preclude shareholders from acting by written consent.

The following discussion is a summary of the material differences between the California Articles and Amended and Restated Bylaws (the “California Bylaws”) of California Pizza Kitchen California and the Delaware Certificate and Delaware Bylaws. All statements herein are qualified in their entirety by reference to the respective corporation laws of California and Delaware and the full text of the California Articles and California Bylaws and the Delaware Certificate and Delaware Bylaws. Approval by our shareholders of the reincorporation merger will automatically result in the adoption of all the provisions set forth in the Delaware Certificate and Delaware Bylaws. A copy of the Delaware Certificate is attached hereto as Appendix D and a copy of the Delaware Bylaws is attached hereto as Appendix E. The California Articles and California Bylaws are on file with the SEC and are available from the Company upon request.

Cumulative Voting

Cumulative voting entitles a shareholder to cast as many votes as there are directors to be elected multiplied by the number of shares registered in such shareholder’s name. The shareholder may cast all of such votes for a single nominee or may distribute them among any two or more nominees. Under California law, shareholders of a corporation have the right to cumulative voting unless a corporation has outstanding shares listed on the New York Stock Exchange or the American Stock Exchange, or has outstanding securities qualified for trading on the Nasdaq National Market and opts out of cumulative voting. The Company’s shareholders have previously chosen to eliminate the right to cumulative voting by prohibiting cumulative voting in the California Articles.

Under Delaware law, cumulative voting in the election of directors is not permitted unless specifically provided for in a company’s charter or bylaws. The Delaware Certificate will not provide for cumulative voting. Therefore, shareholders currently do not have the right to cumulative voting and would continue not to have the right to cumulative voting if the Reincorporation Proposal is approved.

Size of the Board of Directors

California law provides that the number of directors of a corporation may be fixed in the articles of incorporation or bylaws of a corporation, or a range may be established for the number of directors, with the board of directors given authority to fix the exact number of directors within such range. The California Bylaws establish a range of five to nine for the number of directors and authorize the Board to fix the exact number of directors within the range by resolution or unanimous written consent. The number of directors is currently set at six. Changes in the size of the board of directors outside such set limits can only be adopted with the approval of holders of a majority of the outstanding voting stock of the Company. Under California law, no subsequent amendment seeking to reduce the authorized number of directors below five can be implemented if a number of shares equal to or greater than sixteen and two-thirds percent (16 2/3%) of the total outstanding shares are voted in opposition to the amendment.

Delaware law provides that the number of directors of a corporation, or the range of authorized directors, may be fixed or changed by the board of directors acting alone by amendment to the corporation’s bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation, in which case shareholder approval is required. The Delaware Bylaws establish a range of five to nine for the number of directors and provides that the number of directors shall be fixed within these limits from time to time by resolution of a majority of the directors. The shareholders will not have the right to fix the number of directors within these limits. Unlike under the California Bylaws, changes in the size of the board outside of these limits can be adopted only by amending the Delaware Bylaws which can be amended either by the holders of a majority of the outstanding capital stock entitled to vote thereon or by a majority of the entire board of directors then in office.

Filling Vacancies on the Board of Directors

Under California law, any vacancy on the board other than one created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if so authorized by a corporation’s articles of incorporation or by a bylaw provision approved by the corporation’s shareholders. Neither the California Articles nor the California Bylaws permit directors to fill vacancies created by the removal of a director.

Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, unless otherwise provided in a corporation’s certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Delaware Bylaws provide that any vacancy, including any vacancy created by the removal of a director by the shareholders of California Pizza Kitchen Delaware, may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

Monetary Liability of Directors

The California Articles and the Delaware Certificate both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the law of the respective states. The provision eliminating monetary liability of directors set forth in the Delaware Certificate is potentially more expansive than the corresponding provision in the California Articles due to differences between California and Delaware law. For a more detailed explanation of the foregoing, see “Significant Differences Between the Corporation Laws of California and Delaware — Limitation of Liability and Indemnification,” below.

Bylaw Amendments

The California Bylaws provide that the California Bylaws may be amended either by the holders of a majority of the outstanding capital stock entitled to vote or by the affirmative vote of the board. However, the California Bylaws provide that the board of directors cannot amend the provision of the California Bylaws that governs the number of directors.

Unlike the California Bylaws, the Delaware Certificate and Delaware Bylaws provide that the Delaware Bylaws can by amended in all respects by either the holders of a majority of the outstanding capital stock entitled to vote or by a majority of the entire board of directors then in office.

Significant Differences Between the Corporation Laws of California and Delaware

The following provides a summary of the major substantive differences between the corporation laws of California and Delaware. It is not an exhaustive description of all differences between the laws of the two states. Accordingly, all statements herein are qualified in their entirety by reference to the respective corporation laws of California and Delaware.

Dividends and Repurchases of Shares

One of the principal reasons that we initiated, and determined to propose to shareholders, the reincorporation merger was that Delaware law is much more flexible than California law with respect to implementing share repurchase programs. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares if the capital of the corporation would not be impaired and the redemption or repurchase would not cause an impairment following such redemption or repurchase.

Under California law, a corporation may not make any distribution to its shareholders unless either:

•	the corporation’s retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution; or

•	immediately after giving effect to the distribution, the corporation’s assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to one and one fourth (1 1/4) times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation’s current assets would be at least equal to its current liabilities (or one and one fourth (1 1/4) times its current liabilities if the average pre-tax and pre- interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). These tests are applied to California corporations on a consolidated basis.

Any share repurchase program that we adopted as a California corporation would be limited by the substantial retained deficit that the Company accumulated during our years as a subsidiary of PepsiCo, Inc. Accordingly, we must rely on the second test outlined above in measuring the size of any share repurchase program. Utilizing this test, under California law any share repurchase program would be capped by the amount our current assets exceed our current liabilities which is currently approximately $13.0 million. We believe that the reincorporation merger will provide us with greater flexibility to implement a more comprehensive share repurchase program, if we ultimately determine to proceed with such a plan. We continue to evaluate the benefits to the Company in implementing such a program.

In addition, Delaware law would also afford us with more flexibility in declaring dividends. We currently retain all future earnings for the operation and expansion of our business and we have not paid any cash dividends since 1992 when dividends were paid in connection with PepsiCo, Inc.’s acquisition of a controlling interest in the Company. In addition, our $20.0 million line of credit agreement with Bank of America, N.A. that expires on June 30, 2004 prohibits us from declaring or paying any dividends or other distributions on any shares of our capital stock other than dividends payable solely in shares of capital stock or the stock of our subsidiaries. Any payment of cash dividends in the future will be at the discretion of our board of directors and will depend upon our results of operations, earnings, capital requirements, contractual restrictions and other factors deemed relevant by our board. We currently have no intention to pay any dividends to shareholders.

Shareholder Voting

In the context of a proposed acquisition, both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve a statutory merger. In addition, both California and Delaware law require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if:

•	the merger agreement does not amend the existing certificate of incorporation;

•	each share of stock of the surviving corporation outstanding immediately before the Effective Date is an identical outstanding share after the merger; and

•	either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the merger agreement, or the authorized unissued shares or treasury shares of common stock of the surviving corporation to be issued or delivered under the merger agreement plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such agreement do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the Effective Date.

California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths (5/6) of the voting power of the surviving or acquiring corporation or its parent entity.

Shareholder Approval of Certain Business Combinations

Delaware, like a number of states, has adopted special laws designed to make certain kinds of “unfriendly” corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult.

Under Section 203 of the DGCL, a Delaware corporation is prohibited from engaging in a “business combination” with an “interested shareholder” for three years following the date that such person or entity becomes an interested shareholder. With certain exceptions, an interested shareholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation’s outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if:

•	prior to the date on which such shareholder becomes an interested shareholder the board of directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested shareholder;

•	upon consummation of the transaction that made him or her an interested shareholder, the interested shareholder owns at least eighty-five percent (85%) of the corporation’s voting stock outstanding at the time the transaction commenced (excluding, for purposes of determining voting stock outstanding shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or

•	on or after the date such person or entity becomes an interested shareholder, the board of directors approves the business combination and it is also approved at a shareholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested shareholder.

Although a Delaware corporation may elect in its certificate of incorporation not to be governed by Section 203, the Delaware Certificate does not contain such an “opt out” election, and the board intends that the Company will be governed by Section 203 if the reincorporation merger is approved. The board believes that Section 203 will encourage any potential acquiror to negotiate with the board. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for California Pizza Kitchen

Delaware in which all shareholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to California Pizza Kitchen Delaware will confer upon the board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for California Pizza Kitchen Delaware’s shares over the then-current market price. Section 203 could also discourage certain potential acquirors who are unwilling to comply with its provisions.

California law requires that holders of common stock receive common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of the target’s common stock or its affiliate unless all of the target company’s shareholders consent to the transaction. This provision of California law may have the effect of making a “cash-out” merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection to shareholders against coercive two-tiered bids for a corporation in which the shareholders are not treated equally. California law also provides that, except in certain circumstances, when a tender offer or a proposal for reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons, or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party’s proposal and a later proposal is made by another party at least 10 days prior to the date of acceptance of the interested party’s proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision.

Removal of Directors

Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. However, in the case of a corporation with cumulative voting or whose board is classified, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting rules. The California Articles and California Bylaws do not provide for a classified board of directors or cumulative voting. As a result, California Pizza Kitchen California directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. In addition, shareholders holding at least ten percent (10%) of the number of outstanding shares of any class may bring suit to remove any director in case of fraudulent or dishonest acts or gross abuse of authority or discretion.

Under Delaware law, any director or the entire board of directors of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. The surviving corporation will not have a classified board and, therefore, directors can be removed with or without cause. Unless the certificate of incorporation otherwise provides, in the case of a Delaware corporation whose board is classified, however, shareholders may effect such removal only for cause. In addition, as in California, if a Delaware corporation has cumulative voting, and if less than the entire board is to be removed, a director may not be removed without cause by a majority of the outstanding shares if the votes cast against such removal would be sufficient to elect the director under cumulative voting rules. Delaware law also permits a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with the removal of directors.

Limitation of Liability and Indemnification

California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their charters eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director’s fiduciary duty of care. Nonetheless, there are certain differences between the laws of the two states respecting indemnification and limitation of liability. In general, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents, which, among other things, support Delaware corporations in attracting and retaining outside directors.

The DGCL was amended in 1986 in response to widespread concern about the ability of Delaware corporations to attract capable directors in light of then-current difficulties in obtaining and maintaining directors and officers insurance. The legislative commentary to the law states that it is “intended to allow Delaware corporations to provide substitute protection, in various forms, to their directors and to limit director liability under certain circumstances.” One provision of the revised DGCL permits a corporation to include a provision in its certificate of incorporation which limits or eliminates the personal liability of a director for monetary damages arising from breaches of his or her fiduciary duties to the corporation or its stockholders, subject to certain exceptions.

The Delaware Certificate eliminates the liability of directors to the corporation for monetary damages to the fullest extent permissible under Delaware law. Under Delaware law, such provision may not eliminate or limit director monetary liability for:

•	breaches of the director’s duty of loyalty to the corporation or its stockholders;

•	acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

•	the payment of unlawful dividends or unlawful stock repurchases or redemptions; or

•	transactions in which the director received an improper personal benefit.

Such limitation of liability provisions also may not limit a director’s liability for violation of, or otherwise relieve the Company or directors from the necessity of complying with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

In effect, under the Delaware law provision, a California Pizza Kitchen Delaware director could not be held liable for monetary damages for gross negligence or lack of due care in carrying out his or her fiduciary duties as a director so long as such gross negligence or lack of due care does not involve bad faith or a breach of his or her duty of loyalty to California Pizza Kitchen Delaware.

The Delaware Certificate provides for indemnification to the maximum extent permissible under Delaware law. Delaware law requires indemnification when there has been a successful defense on the merits or otherwise by a present or former director or officer of the corporation. Delaware law generally permits indemnification of expenses, including attorneys’ fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by (a) a majority vote of disinterested directors (even though less than a quorum), (b) a committee comprised of and established by such disinterested directors, (c) independent legal counsel in a written opinion if there are no such directors or such directors so direct, or (d) the shareholders that the person seeking indemnification has satisfied the applicable standard of conduct. Without requisite court approval, however, no indemnification may be made in the defense of any derivative action in which the person is found to be liable in the performance of his or her duty to the corporation.

Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, Delaware law authorizes a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

Delaware law permits a Delaware corporation to provide indemnification in excess of that provided by statute by means of any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. Limitations on indemnification may be imposed by a court, however, based on principles of public policy.

The California Articles eliminate the liability of directors to the corporation for monetary damages to the fullest extent permissible under California law.

California law does not permit the elimination of monetary liability where such liability is based on:

•	intentional misconduct or knowing and culpable violation of law;

•	acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director;

•	receipt of an improper personal benefit;

•	acts or omissions that show reckless disregard for the director’s duty to the corporation or its shareholders, where the director in the ordinary course of performing a director’s duties should be aware of a risk of serious injury to the corporation or its shareholders;

•	acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation and its shareholders;

•	transactions between the corporation and a director who has a material financial interest in such transaction; and

•	liability for improper distributions, loans or guarantees.

The California Articles and California Bylaws authorize the Company to indemnify directors and officers to the fullest extent permitted by California law. California law requires indemnification when the individual seeking indemnification has defended successfully on the merits any action, claim, issue or matter. California law generally permits indemnification of expenses, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by (a) majority vote of a quorum of disinterested directors, (b) independent legal counsel in a written opinion if such a quorum of directors is not obtainable (c) shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon, if any, or (d) the court in which the proceeding is or was pending upon application made by the corporation, agent or other person rendering services in connection with the defense, whether or not the application by such person is opposed by the corporation, that the person seeking indemnification has satisfied the applicable standard of conduct. With respect to derivative actions, however, no indemnification may be provided under California law for amounts paid in settling or otherwise disposing of a pending action or expenses incurred in defending a pending action that is settled or otherwise disposed of, or with respect to the defense of any person adjudged to be liable to the corporation in the performance of his or her duty to the corporation and its shareholders without court approval. In addition, by contrast to Delaware law, California law requires indemnification only when the individual being indemnified was successful on the merits in defending any action, claim, issue or matter.

Like Delaware, under California law expenses incurred by an officer or director in defending an action may be paid in advance if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of California also authorize a corporation’s purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

Consistent with Delaware law, California law permits a California corporation to provide rights to indemnification beyond those provided therein except that such additional indemnification must be authorized in the corporation’s articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law. The California Articles provide that the Company is authorized to provide indemnification beyond that expressly mandated by California law.

Inspection of Shareholder Lists and Books and Records

Both California and Delaware law allow any shareholder to inspect a corporation’s shareholder list for a purpose reasonably related to the person’s interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation’s shareholder list by persons holding an aggregate of five percent (5%) or more of the corporation’s voting shares, or shareholders holding an aggregate of one percent (1%) or more of such shares who have contested the election of directors. Delaware law also allows the shareholders to inspect the list of shareholders entitled to vote at a meeting within a ten-day period preceding a shareholders’ meeting for any purpose germane to the meeting. Delaware law, however, contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

Under California law any shareholder may examine the accounting books and records and the minutes of the shareholders and the board and its committees, provided such inspection is for a purpose reasonably related to such shareholder’s interests as a shareholder. Delaware law may be slightly broader because a stockholder with a proper purpose is not limited to inspecting accounting books and records and minutes, and may examine other records as well. In addition, California law limits the right of inspection of shareholder lists to record shareholders whereas Delaware has extended that right to beneficial owners of shares.

Appraisal Rights

Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights under which the shareholder may receive cash in the amount of the fair market value of his or her shares in place of the consideration he or she would otherwise receive in the transaction.

Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and appraisal rights are generally not available:

•	with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation;

•	with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations or any combination thereof; or

•	to shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger under Delaware law.

The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities representing more than five-sixths (5/6) of the voting power of the surviving or acquiring corporation or its parent entity. California law generally affords appraisal rights in sale of asset reorganizations.

Dissolution

Under California law, the holders of fifty percent (50%) or more of the total voting power may authorize a corporation’s dissolution, with or without the approval of the corporation’s board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the shareholders entitled to vote on the matter. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a simple majority of the outstanding shares of the Delaware corporation’s stock entitled to vote. In the event of such a board initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with dissolutions. The Delaware Certificate contains no such supermajority voting requirement.

Interested Director Transactions

Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable because of such interest, if certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law, (a) after full disclosure of the material facts, either the stockholders or the board of directors must approve any such contract or transaction and, in the case of board approval, the contract or transaction must also be “just and reasonable” (in California) or “fair” (in Delaware) to the corporation or (b) if there was no disclosure, the contract or transaction must have been just and reasonable (in California) or fair (in Delaware), as the case may be, as to the corporation at the time it was approved. In the latter case, California’s General Corporation Law explicitly places the burden of proof on the interested director.

Under California law, if stockholder approval is sought, the interested director is not entitled to vote his shares at a stockholder meeting with respect to any action regarding such contract or transaction.

Under California law, if board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum).

In contrast, under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even if the disinterested directors are less than a quorum).

Notwithstanding the foregoing, the Sarbanes-Oxley Act of 2002 currently prohibits personal loans to any executive officer or director of a corporation.

Shareholder Derivative Suits

California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, if certain tests are met. Under Delaware law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter came to be owned by him or her by operation of law.

California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

Application of the California General Corporation Law to Delaware Corporations

Under Section 2115 of the California General Corporation Law, certain corporations not organized under California law which have significant contacts with California are subject to a number of provisions of the California General Corporation Law. However, an exemption from Section 2115 is provided for corporations whose shares are listed on a major national securities exchange, such as the Nasdaq National Market. Following the proposed reincorporation, the common stock of California Pizza Kitchen Delaware will continue to be traded on the Nasdaq National Market and, accordingly, it is expected that California Pizza Kitchen Delaware will be exempt from Section 2115.

In September 2002, California adopted the California Corporate Disclosure Act (the “Act”). The Act went into effect on January 1, 2003, and applies to publicly traded corporations incorporated in California or qualified to do business in California. Thus, the Company will be subject to the Act regardless of whether or not this proposal is passed. The Act greatly increases the annual disclosure that the Company must make to the California Secretary of State. Substantial portions of the Act, however, cover the same general categories of information that we include in our SEC filings.

Federal Tax Consequences

The following is a discussion of certain United States federal income tax considerations that may be relevant to holders of our common stock who receive common stock of California Pizza Kitchen Delaware as a result of the reincorporation merger. The discussion does not address all of the tax consequences of the proposed reincorporation that may be relevant to you, such as consequences to non-United States persons or dealers in securities. Furthermore, no foreign, state, or local tax considerations are addressed herein. THE U.S. FEDERAL INCOME TAX CONSIDERATIONS APPLICABLE TO THE PROPOSED REINCORPORATION ARE COMPLEX AND ARE SUBJECT TO CHANGE (EITHER ON A PROSPECTIVE OR RETROACTIVE BASIS), AND THIS SUMMARY DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF ALL THE POSSIBLE TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

We believe that the reincorporation will be a tax-free reorganization under Code Section 368(a). Accordingly, for federal income tax purposes, the holders of common stock of California Pizza Kitchen California should not recognize any gain or loss upon receipt of common stock of California Pizza Kitchen Delaware by reason of the reincorporation. Each share of California Pizza Kitchen Delaware common stock that you acquire by reason of the reincorporation should have the same tax basis and the same holding period as the equivalent California Pizza Kitchen California common stock from which such shares of California Pizza Kitchen California common stock were converted, provided that you hold such shares of California Pizza Kitchen California common stock as a capital asset on the date the reincorporation is effected.

We have not requested a ruling from the Internal Revenue Service (the “IRS”) with respect to whether the proposed reincorporation qualifies as a reorganization within the meaning of Code Section 368(a) or the federal income tax consequences of the proposed reincorporation under the Code. A successful IRS challenge to the federal tax treatment of the proposed reincorporation as a Code Section 368(a) reorganization could result in a shareholder recognizing gain or loss with respect to each share of common stock of California Pizza Kitchen California exchanged in the proposed reincorporation equal to the difference between the shareholder’s basis in such share and the fair market value, as of the time of the proposed reincorporation, of the common stock of California Pizza Kitchen Delaware received in exchange therefore. In such event, your aggregate basis in the shares of common stock of California Pizza Kitchen Delaware you receive in the exchange would equal their fair market value on such date, and your holding period for such shares would not include the period during which you held common stock of California Pizza Kitchen California.

State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

The Company should not recognize gain or loss for federal income tax purposes as a result of the proposed reincorporation, and California Pizza Kitchen Delaware should succeed, without adjustment, to the federal income tax attributes of California Pizza Kitchen California.

Accounting Consequences

We believe that there will be no material accounting consequences for us resulting from the reincorporation merger.

Regulatory Approval

To our knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the reincorporation merger would be the filings with the Secretary of State of California and the Secretary of State of Delaware.

Our board of directors believes that approval of the reincorporation of the Company from California to Delaware is in the best interests of the Company and its shareholders.

Our board of directors unanimously recommends a vote “FOR” the reincorporation of the Company from California to Delaware.

PROPOSAL NUMBER FOUR

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Our board of directors has selected Ernst & Young LLP as independent auditors to audit our financial statements for the fiscal year ending January 2, 2005. Ernst & Young LLP has acted in such capacity since its appointment during the fiscal year ended December 28, 1997. A representative of Ernst & Young LLP is expected to be present at the annual meeting of shareholders with the opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions. Aggregate fees for the last fiscal year were as follows:

	Fiscal Year ended December 28, 2003	Fiscal Year ended December 29, 2002
Audit Fees	$155,000	$131,000
Audit-Related Fees	$13,500	$19,159
Tax Fees	$93,000	$68,145
All Other Fees	$32,000	$23,640

“Other Audit-Related Fees” includes fees related to pension audits.

“Tax Fees” includes fees related to federal, state and local tax returns and compliance.

“All Other Fees” includes fees related to assistance with tax incentives and tax audits with local, state and federal agencies.

Our audit committee has the sole authority to appoint or replace our independent auditors (subject, if applicable, to shareholder ratification). The committee is directly responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Our audit committee, or a subcommittee of the committee, pre-approves the provision of all auditing and non-audit services (including tax services) by the independent auditors up to a specified dollar amount and also approves all audit and non-audit engagement fees and terms with the independent auditors. During fiscal 2002 and 2003, all of the services related to the audit and other fees described above were pre-approved by our audit committee and none were provided pursuant to any waiver of the pre-approval requirement.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes cast on the proposal at the annual meeting of shareholders, at which a quorum representing a majority of all outstanding shares of our common stock is present, either in person or by proxy, is required for approval of this proposal. Votes for or against, abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. However, abstentions and broker non-votes will have no effect on the outcome of this vote.

Our board of directors unanimously recommends a vote “FOR” the appointment of Ernst & Young LLP as California Pizza Kitchen, Inc.’s independent auditors for the fiscal year ending January 2, 2005.

The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission. Pursuant to such rules and regulations, this report shall not be deemed “soliciting materials” filed with the Securities and Exchange Commission, subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. The members of the audit committee during the year ended December 28, 2003 were Messrs. Phillips, Baker and Caruso. In March 2004, Mr. Caruso left the committee and was replaced by Mr. Gluck. Mr. Phillips served as chairman of the committee until January 2004 when Mr. Baker was appointed to serve in that role.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee is comprised solely of independent directors, as defined in the Marketplace Rules of The Nasdaq National Market, and it operates under a written charter adopted by the board of directors. The composition of the audit committee, the attributes of its members and the responsibilities of the committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the committee’s members in business, financial and accounting matters. The committee reviews and assesses the adequacy of its charter on an annual basis.

The audit committee oversees the Company’s financial reporting process on behalf of its board of directors. Management has the primary responsibility for the preparation, presentation and integrity of the company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the annual report with management. As part of its review, the committee discussed the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, and not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted accounting principles. In addition, the committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors’ independence.

The committee discussed with the independent auditors the overall scope and plans for their audits and quarterly reviews. The committee meets telephonically on a quarterly basis and in person on an annual basis with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of its financial reporting. The committee held five such meetings during the year ended December 28, 2003.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board of directors approved) that the audited financial statements be included in the Annual Report on Form 10-K (as well as in the amendment to the Annual Report on Form 10- K/A) for the year ended December 28, 2003 for filing with the Securities and Exchange Commission. The committee and the board of directors have also recommended, subject to shareholder approval, the selection of Ernst & Young LLP as the Company’s independent auditors.

The Audit Committee

William C. Baker, Chairman

Henry Gluck

Charles G. Phillips

May 12, 2004

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of our common stock as of June 16, 2004 by our directors, named executive officers, all persons known by us to be the beneficial owners of more than five percent of our outstanding common stock and all executive officers and directors as a group. The common stock is our only outstanding voting security. Except as set forth below, the following shareholders have the sole voting power with respect to all shares of common stock shown as beneficially owned by them.

	Shares Owned(1)
Name	Number of Shares	Percentage
Larry S. Flax(2)	681,371	3.5%
Richard L. Rosenfield(3)	650,876	3.4%
Frederick R. Hipp(4)	62,500	0.3%
Rick J. Caruso(5)	82,954	0.4%
Charles G. Phillips(6)	42,905	0.2%
William C. Baker(7)	20,000	0.1%
Henry Gluck(8)	10,000	0.1%
Gregory S. Levin(9)	81	—%
Christopher P. Ames(10)	20,071	0.1%
Sarah Goldsmith Grover(11)	53,047	0.3%
Karen M. Settlemyer(12)	60,509	0.3%
Capital Group International, Inc.(13)	2,745,650	14.4%
FMR Corp.(14)	1,138,540	6.0%
Strong Capital Management, Inc.(15)	1,090,182	5.7%
Capital Research and Management Company(16)	1,300,000	6.8%
All directors and executive officers as a group (11 persons)(17)	1,617,509	8.3%

(1)	Percentage of ownership is calculated as required by Commission Rule 13d-3(d)(1). Except as indicated in the footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws. The table above includes the number of shares underlying options which are exercisable within 60 days of June 16, 2004.
(2)	Mr. Flax, our Co-Chief Executive Officer, Co-President, Co-Chairman of the Board and one of our directors, individually owns no shares of our common stock and has options to buy 190,000 shares. Options to purchase 90,000 of such shares will be exercisable within 60 days of June 16, 2004. The total number of shares owned includes 498,155 shares over which Mr. Flax exercises voting control as the trustee of the Larry S. Flax Revocable Trust. The total number of shares owned also includes 40,782 shares over which Mr. Flax exercises voting control as the trustee of the Rosenfield Children’s Trust and 52,434 shares over which Mr. Flax’s wife exercises voting control as the trustee of the Joan Gillette Flax Family Trust. Mr. Flax disclaims any beneficial ownership over the shares held by the Rosenfield Children’s Trust and the Joan Gillette Flax Family Trust. Mr. Flax’s address is 6053 West Century Blvd., 11th Floor, Los Angeles, California 90045.
(3)	Mr. Rosenfield, our Co-Chief Executive Officer, Co-President, Co-Chairman of the Board and one of our directors, individually owns 560,876 shares of our common stock and has options to buy an additional 190,000 shares. Options to purchase 90,000 of such shares will be exercisable within 60 days of June 16, 2004. Mr. Rosenfield’s address is 6053 West Century Blvd., 11th Floor, Los Angeles, California 90045.
(4)	Mr. Hipp, our former Chief Executive Officer and President, individually owns no shares of our common stock and has options to buy an additional 62,500 shares, all of which are immediately exercisable. Mr. Hipp’s address is 8100 AMF Drive, Mechanicsville, Virginia 23111.
(5)	Mr. Caruso, one of our directors, owns 67,954 shares and has options to buy an additional 25,000 shares. Options to purchase 15,000 of such shares will be exercisable within 60 days of June 16, 2004. Mr. Caruso’s address is Caruso Affiliated, 101 The Grove Drive, Los Angeles, CA 90036.

(6)	Mr. Phillips, one of our directors, owns 27,905 shares of our common stock and has options to buy an additional 25,000 shares. Options to purchase 15,000 of such shares will be exercisable within 60 days of June 16, 2004. Mr. Phillips’ address is 775 Park Avenue, New York, NY 10021.
(7)	Mr. Baker, one of our directors, owns 5,000 shares of our common stock and has options to buy an additional 25,000 shares. Options to purchase 15,000 of such shares will be exercisable within 60 days of June 16, 2004. Mr. Baker’s address is 6053 West Century Blvd., 11th Floor, Los Angeles, California 90045.
(8)	Mr. Gluck, one of our directors, owns 10,000 shares of our common stock and has options to buy 15,000 shares, none of which will be exercisable within 60 days of June 16, 2004. Mr. Gluck’s address is 6053 West Century Blvd., 11th Floor, Los Angeles, California 90045.
(9)	Mr. Levin, our former Chief Financial Officer, owns 81 shares of our common stock. Mr. Levin’s address is 6326-A Lindmar Drive, Goleta, CA 93117.
(10)	Mr. Ames, our former Vice President, Operations, individually owns no shares of our common stock. The number of shares owned includes 1,190 shares owned by Mr. Ames’ wife, Edie Garritano-Ames. Mr. Ames’ wife has options to purchase an additional 51,692 shares. Options to purchase 18,881 shares under Ms. Ames’ options will be exercisable within 60 days of June 16, 2004. Mr. Ames’ address is 6053 West Century Blvd., 11th Floor, Los Angeles, California 90045.
(11)	Ms. Goldsmith Grover, our Senior Vice President of Marketing and Public Relation, owns 4,297 shares of our common stock and has options to purchase an additional 91,875 shares. Options to purchase 48,750 of such shares will be exercisable within 60 days of June 16, 2004. Ms. Goldsmith Grover’s address is 6053 West Century Blvd., 11th Floor, Los Angeles, California 9004.
(12)	Ms. Settlemyer, our Senior Vice President of Procurement, owns 884 shares of our common stock and has options to buy 100,250 shares. Options to purchase an additional 59,625 of these shares will be exercisable within 60 days of June 16, 2004. Ms. Settlemyer’s address is 6053 West Century Blvd., 11th Floor, Los Angeles, California 9004.
(13)	Capital Group International, Inc. (“CGII”) has sole voting power over 1,878,920 shares and sole dispositive power over 2,745,650 shares. CGII is the parent holding company of a group of investment management companies that hold investment power and, in some cases, voting power over the shares. The investment management companies provide investment advisory and management services for their respective clients which include registered investment companies and institutional accounts. CGII does not have investment power or voting power over any of such 2,745,650 shares. The total number of shares includes 2,617,990 beneficially owned by Capital Guardian Trust Company, a subsidiary of CGII, with additional shares owned by two other subsidiaries of CGII: Capital International Research and Management Inc. (d/b/a Capital International, Inc.) and Capital International S.A Capital Guardian Trust Company has sole voting power over 1,751,260 of such shares and sole dispositive power over all 2,617,990 shares. CGII and Capital Guardian Trust Company disclaim any beneficial ownership over these shares. The address for Capital Group International, Inc. and Capital Guardian Trust Company is 11100 Santa Monica Boulevard, Los Angeles, California 90025. The number of shares set forth in this table is as reported in a Schedule 13G/A filed jointly by Capital Group International, Inc. and Capital Guardian Trust Company on February 13, 2004, under the Securities Exchange Act of 1934 for the year ended December 31, 2003. We have no reason to believe that the information in the Schedule 13G/A was not complete or accurate or that a statement or an amendment should have been filed thereto and was not.
(14)

FMR Corp. has sole voting power over 8,300 shares and sole dispositive power over 1,138,540 shares. Fidelity Management & Research Company (“Fidelity”), a wholly owned subsidiary of FMR Corp., is the beneficial owner of 1,130,240 of such 1,138,540 shares as a result of acting as investment adviser to various investment companies (the “Funds”). Edward C. Johnson III as Chairman of FMR Corp., FMR Corp. through its control of Fidelity, and the Funds have sole power to dispose of the 1,130,240 shares owned by the Funds. Neither FMR Corp. nor Edward C. Johnson III, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Funds, which power resides with the Funds’ Boards of Trustees. Fidelity Management Trust Company (“Fidelity Trust”), a wholly owned subsidiary of FMR Corp., is the beneficial owner of 8,300 of such 1,138,540 shares as a result of its serving as investment manager of the institutional accounts. Edward C. Johnson III and FMR Corp., through its control of Fidelity Trust, each has sole dispositive power over the 8,300 shares and sole power to vote or to direct the voting of the 8,300 shares owned by the institutional accounts. The address for FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109. The number of shares set forth in this table is as reported in a Schedule 13G/A filed jointly by FMR Corp., Edward C. Johnson III, Abigail P. Johnson, and Fidelity Management and Research Company on February 17, 2004, under the Securities Exchange Act of 1934 for the year ended December 31, 2003. We have no reason to believe that the information in the Schedule 13G/A was not complete or accurate or that a statement or an amendment should have been filed thereto and was not.

(15)	Strong Capital Management, Inc. has shared voting power over 1,052,182 shares and shared dispositive power over 1,090,182 shares. Strong Capital Management, Inc. is a registered investment advisor whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such shares. Richard S. Strong has shared voting power over 1,052,182 shares and shared dispositive power over 1,090,182 shares. The address of Strong Capital Management, Inc. is 100 Heritage Reserve, Meomonee Falls, Wisconsin 53051. The address of Richard S. Strong is c/o Godfrey & Kahn S.C., 780 N. Water Street, Milwaukee, Wisconsin 53202. The number of shares set forth in this table is as reported in a Schedule 13G filed jointly by Strong Capital Management, Inc. and Richard S. Strong on February 17, 2004, under the Securities Exchange Act of 1934 for the year ended December 31, 2003. We have no reason to believe that the information in the Schedule 13G/A was not complete or accurate or that a statement or an amendment should have been filed thereto and was not.
(16)	Capital Research and Management Company has sole voting power over zero shares and sole dispositive power over 1,300,000 shares. SMALLCAP World Fund, Inc., an investment company which is advised by Capital Research and Management Company is the beneficial owner of 1,100,000 of such 1,300,000 shares. Capital Research and Management Company may be deemed to be the beneficial owner of 1,300,000 shares as a result of acting as investment advisor to various investment companies. The address for Capital Research and Management Company and SMALLCAP World Fund, Inc. is 333 South Hope Street, Los Angeles, California 90045. The number of shares set forth in this table is as reported in a Schedule 13G filed jointly by Capital Research and Management Company and SMALLCAP World Fund, Inc. on February 13, 2004, under the Securities Exchange Act of 1934 for the year ended December 31, 2003. We have no reason to believe that the information in the Schedule 13G was not complete or accurate or that a statement or an amendment should have been filed thereto and was not.
(17)	These 11 persons include all directors and executive officers detailed in the “Directors and Executive Officers of the Registrant” section above. See notes 2-3, 5-8 and 11-12 above. Thomas P. Beck, our Senior Vice President, Construction, individually owns zero shares of our common stock and has options to buy 35,000 shares. Options to buy 4,375 of such shares will be exercisable within 60 days of June 16, 2004. Susan M. Collyns, our Chief Financial Officer and Vice President, Finance, individually owns 1,097 shares and has options to purchase an additional 48,750 shares. Options to purchase 5,000 of such shares will be exercisable within 60 days of June 16, 2004. Joel K. Mayer, our Vice President, Real Estate, shares joint ownership of 1,000 shares with his wife and has options to purchase an additional 25,000 shares. Options to purchase 6,875 of such shares will be exercisable within 60 days of June 16, 2004. The address for all these persons is 6053 West Century Blvd., 11th Floor, Los Angeles, California 90045.

Equity Compensation Plan Information

The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under our 1998 Stock-Based Incentive Compensation Plan and our Employee Stock Purchase Plan, which together constitute all of our existing equity compensation plans as of December 28, 2003.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)

Equity compensation plans approved by security holders	2,093,461	$19.27	950,438	(1)

Equity compensation plans not approved by security holders	None	None	None

Total	2,102,736	$19.27	950,438

(1)	Represents 526,559 shares of our common stock issuable pursuant to our 1998 Stock-Based Incentive Compensation Plan and 423,879 available pursuant to our Employee Stock Purchase Plan.

Summary of the Provisions of our 1998 Stock-Based Incentive Compensation Plan

The following summary of our 1998 Plan is qualified in its entirety by the specific language of the 1998 Plan, a copy of which is available to any shareholder upon request.

In general.    Our 1998 Plan became effective February 5, 1998, received shareholder approval within the one year period that followed, and continues in effect for a period of ten years from its effective date, unless terminated earlier by our board of directors. Termination of our 1998 Plan will not affect any options previously granted under the plan. Our board of directors may amend or terminate our 1998 Plan, subject to applicable law and regulation. Our independent directors administer the 1998 Plan.

Shares subject to our 1998 Plan.    A total of 4,000,000 shares of our common stock have been reserved for issuance under our 1998 Plan. As of June 16, 2004, options to acquire 2,369,046 shares are issued and outstanding under the 1998 Plan and our employees have exercised options to purchase 1,478,442 shares. We last granted options under this plan in May 2004.

Administration.    Our 1998 Plan is administered by our independent directors. These directors have sole authority to interpret and administer the 1998 Plan, to adopt regulations relating to administration of the 1998 Plan, to grant options, to determine the terms of options, and to determine the effect of a change in corporate control, with its discretion being conclusive on these matters.

Options.    Options may be either incentive stock options as defined in Section 422 of the Internal Revenue Code, or options that are not incentive stock options. Our 1998 Plan does not allow for stock appreciation rights, restricted stock awards or phantom stock awards.

Under our 1998 Plan, the aggregate fair market value of the common stock for which an employee may be granted incentive stock options which first become exercisable in any calendar year may not exceed $100,000. An optionee may purchase common stock through exercising an option and paying the exercise price associated therewith. Only common stock is subject to purchase upon exercise of the options.

Eligibility to participate in our 1998 Plan.    Under the 1998 Plan, our independent directors have the discretionary authority to grant options to anyone performing services for us as an employee, director, or independent contractor. Directors and independent contractors who are not also employees will be eligible to receive non-qualified options, but not incentive stock options.

Option agreements.    The options granted under the 1998 Plan are evidenced by option agreements substantially in the form filed as an exhibit to the Registration Statement on Form S-8 that we filed with the Securities and Exchange Commission on August 2, 2000. Each option agreement, and any amendment thereto, will contain such terms and conditions consistent with the requirements of the 1998 Plan as our independent directors shall determine. Such option agreements will constitute the only form of reports which optionees receive as to the status of options granted or exercisable under the 1998 Plan.

Exercise price.    Under the 1998 Plan, our independent directors determine the exercise price for any option; however the exercise price for a stock option may not be less than 100% of the fair market value of our common stock on the date the option is granted (110% in the case of incentive stock options granted to persons owning more than 10% of the outstanding common stock). The 1998 Plan further provides that the exercise price of non-qualified stock options may be equal to or greater than 85% of the fair market value of a share of common stock on the date of grant if any discount from fair market value is expressly granted in lieu of salary or bonus.

Fair market value.    “Fair market value” means the fair market value per share of common stock on the date an award is granted. For purposes of the 1998 Plan, the fair market value of a share of common stock will be the last sale price on Nasdaq on the day in question. If no such sale takes place on such day, the price will be determined based on the average of the day’s closing bid and ask quotations (and in their absence or a change from Nasdaq listing, according to specific terms of the 1998 Plan).

Vesting.    Our independent directors may impose vesting requirements on an optionee’s right to exercise an option.

Duration of options.    Unless provided by our independent directors in an award, each option will be exercisable at any time on or after it vests and remain exercisable until ten years after its date of grant (five years in the case of incentive stock options granted to an employee owning more than 10% of our common stock), subject to earlier expiration, as described below, based on the date on which the employee terminates employment with us.

Effect of termination of service.    Unless otherwise set forth in an option agreement, if an optionee terminates employment or service as an employee, director, or independent contractor with us without having fully exercised his or her options and the optionee’s termination is due to:

(a) “Disability” or “Retirement” within the meaning of the 1998 Plan, any options that were exercisable on the date the optionee’s employment or service terminated may be exercised within a period of two months after termination of the optionee’s employment or service;

(b) The optionee’s death, any options that were exercisable on the date of the optionee’s death may be exercised within a period of three months thereafter by the person or persons to whom the optionee’s rights under the option passed by will or by applicable laws of descent and distribution; or

(c) Any reason other than disability, retirement, or death, all of the optionee’s rights and benefits with respect to any unexercised option shall immediately be deemed canceled and may not be exercised. This rule does not apply to options granted to independent contractors.

Notwithstanding the foregoing, our independent directors may in their discretion allow vesting to be accelerated and may allow for additional or different periods of exercise in certain circumstances. In no event, however, may any option be exercised after the expiration date set forth in the agreement granting it.

Conditions of exercise.    An optionee may exercise an option only by (a) a written notice of his or her intent to exercise the option with respect to a specific number of shares of common stock, and (b) payment to us, contemporaneously with delivery of such notice, of the exercise price for the number of shares with respect to which the option is then being exercised. Options may be exercised in part or in whole and at one time or from time to time.

Payment for options.    An optionee must make full payment of the exercise price for each share of common stock purchased upon the exercise of any option at the time of its exercise. Such payment may be made in cash or by certified or bank cashier’s check, or if provided for in an option agreement by (a) the optionee’s delivery of shares of common stock owned by the optionee for at least six months and equal in fair market value to the purchase price of the shares to be acquired pursuant to the option (subject to special incentive stock option rules set forth in the 1998 Plan), (b) a cashless exercise involving a broker, or (c) by any combination of the above, as well as any other form of payment that our independent directors may approve.

Tax withholding.    Our obligation to deliver shares of common stock pursuant to the exercise of an option is subject to the optionee’s satisfaction of all applicable income tax withholding and employment tax requirements. An optionee may pay the withholding taxes that arise from the exercise of non-qualified options either in cash, by certified or cashier’s check, or, with our independent directors’ consent, by having us retain a number of shares that are subject to the option and have a fair market value equal to the amount required to be withheld.

Issuance of common stock.    Shares issued upon the exercise of options under the 1998 Plan will be newly issued or treasury shares and be freely transferable; subject to (a) applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required, and (b) any rights of repurchase or other rights that we reserve under the 1998 Plan or an agreement. We are not required to issue or deliver any certificates for shares of common stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which we may, in our discretion, determine to be necessary or advisable. Moreover, no option may be exercised if such exercise would be contrary to applicable laws and regulations.

Recapitalization, merger, consolidation and similar transactions.    The aggregate number of shares reserved for issuance under the 1998 Plan, and the number of shares subject to outstanding options, the maximum number of shares that can be covered by an option, the exercise price thereof, and the number and kind of shares underlying the option will be proportionately adjusted subsequent to the effective date of the 1998 Plan upon our merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reclassification or the like.

Nontransferability.    Unless otherwise provided in an option agreement granting a non-qualified option, optionees may not transfer options other than by will or by the laws of descent or distribution. The 1998 Plan includes special provisions under which the holder of a non-qualified option may sell the option or the underlying shares in a transaction approved by our independent directors, or transfer the option in accordance with the option agreement.

Rights of optionees.    Neither the 1998 Plan, nor the grant of any option, nor any action by our independent directors in connection with the 1998 Plan will create any right on the part of any person to continue to perform services for us. In addition, an optionee will not have any shareholder rights with respect to shares subject to an option unless and until the option is duly exercised and shares of common stock are delivered to the optionee.

Restrictions on resale.    Unless specifically included as a term and condition of any option, there are no restrictions on the resale of common stock acquired upon the exercise of options. Shares of common stock purchased upon the exercise of Options may be resold only in compliance with the registration requirements of the Securities Act of 1933, and applicable state securities laws. Under the Securities Act, our affiliates generally may resell shares of common stock purchased pursuant to our 1998 Plan only (a) in accordance with the provisions of Rule 144 under the Securities Act or an exemption from registration under the Securities Act, or (b) pursuant to an applicable current and effective registration statement under the Securities Act.

As defined in Rule 405 under the Securities Act, an affiliate of a company is a person who directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such company. The determination of whether a person is an affiliate is primarily a factual one based upon whether he or she possesses, directly or indirectly, individually or in concert with others, the powers to direct or cause the direction of the management or policies of the company, whether through the ownership of voting stock, by executive position, by membership on any of its committees, by contract or otherwise.

Finally, if any one of our officers, directors, or more than 10% shareholders both sells common stock obtained through the exercise of an option and purchases common stock at a lower price within the six-month period before or after such sale, the short swing profit from the transactions will be subject to recapture by us, pursuant to the short-swing profit prohibitions imposed by Section 16(b) of the Securities Exchange Act of 1934. Section 16(b) is not applicable to the exercise of options that are in the money, and will not apply to the grant of options so long as at least six months elapse between the date of the option grant and the sale of the common stock purchased upon exercise of the option.

Federal Income Tax Consequences.    Under present federal income tax laws, grants of options will have the following federal income tax consequences for optionees and us:

(a) The grant of an option will not, by itself, result in the recognition of taxable income to the optionee.

(b) The exercise of an option which is an incentive stock option will generally not, by itself, result in the recognition of taxable income to the optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax under the Internal Revenue Code. The alternative maximum tax is incurred only when it exceeds the regular income tax. The optionee will recognize capital gain or loss upon resale of the shares received upon such exercise, provided that such resale occurs at least one year after transfer of the shares to the optionee and two years after the grant of the option. If both of these conditions are not satisfied, the optionee will recognize ordinary income upon disposition in an amount equal to the lesser of (x) the difference between the exercise price and the fair market value on the date of exercise of the share; or (y) the gain realized upon the sale.

(c) The exercise of an option which is not an incentive stock option will result in the recognition of taxable income by the optionee on the date of exercise in an amount equal to the difference between the fair market value on the date of exercise of the shares acquired pursuant to the option and their exercise price.

Summary of the Provisions of our Employee Stock Purchase Plan

The ESPP was adopted by the board of directors and was approved by our shareholders on November 2, 1999. The ESPP was amended by the board of directors on June 23, 2000. The purpose of the ESPP is to provide employees with an opportunity to purchase through payroll deduction shares of our common stock at a price below market value, thereby enabling us to retain the services of our employees, to secure the services of new employees, and to provide incentives for such employees to exert maximum efforts for our success. A total of 750,000 shares of our common stock have been reserved for issuance under the ESPP. As of May 12, 2004, our employees have purchased 353,485 shares under this plan and we have 396,515 shares available for future purchases.

Administration.    Our independent directors administer the ESPP. The independent directors have authority to construe and to interpret the ESPP and the rights granted under it, to establish, amend and revoke rules for its administration, and to determine when and how rights to purchase stock shall be granted and the terms of each offering. The independent directors have final power to determine all questions of policy and expediency that may arise in the administration of the ESPP.

Eligibility; Price of Shares.    Each of our employees and our affiliate’s employees who works at least 20 hours per week will be eligible to participate in the ESPP, provided such employee is employed for the continuous period which is designated by the board of directors or our independent directors (which must be less than two years) prior to the date of the grant. However, no employee is eligible to participate in the ESPP if, immediately after electing to participate, the employee would own common stock (including stock such employee may purchase under outstanding options) representing 5% or more of the total combined voting power or value of all classes of our stock or of any affiliate. In addition, no employee is permitted to participate if under the ESPP and all of our similar purchase plans, such rights would accrue at a rate which exceeds $25,000 in fair market value of our common stock (determined at the time the right is granted) for any calendar year.

Under the ESPP, the board of directors or our independent directors may establish “offering periods” that provide for grants of rights to purchase our common stock to eligible employees on the “offering date” of the applicable offering period. The current offering under the ESPP adopted by the board of directors on February 28, 2003 establishes consecutive two-year offering periods commencing July 16 of every other calendar year thereafter (i.e., July 16, 2004, July 16, 2006, etc.), and designates the offering date as the first day of the applicable offering period. Each two-year offering period is divided into four six-month “purchase periods” commencing July 16 and January 16 of each year. On the last day of each purchase period we apply the amount contributed by the participant during that purchase period to purchase shares of our common stock for such participant. The purchase price is equal to 85% of the lower of (a) the market price of our common stock on the first day of the applicable offering period and (b) the market price of our common stock on the last business day of the purchase period.

The current offering also provides for an “automatic reset” of the offering date purchase price on the first day of each six-month purchase period if favorable to the employees. The automatic reset allows a new offering period to begin every six months in the event the market price on the first day of the applicable purchase period is lower than the market price of our common stock on the first day of the current offering period. If the market price of our common stock is lower on the first day of the purchase period, then the two-year offering period automatically restarts on the first day of that purchase period.

Participation; Payroll Deductions; Purchase of Shares.    Eligible employees become participants in the ESPP by executing a participation agreement authorizing payroll deductions and delivering it to us prior to the six-month period for which such authorization is effective. Payroll deductions continue throughout the offering period unless changed or terminated as provided in the ESPP. In the current offering, no participant may contribute more than 15% of his or her total annual compensation or more than $21,250 in any year.

Under the ESPP, the board of directors or our independent directors shall specify a maximum number of shares that may be purchased by any eligible employee in the offering, and a maximum aggregate number of shares which may be purchased by all eligible employees in the offering. Currently, the maximum aggregate number of shares available to be purchased by all eligible employees in any one offering is 375,000. In addition, no employee may purchase under the ESPP more than $25,000 worth of our common stock (based on the fair market value on the date of grant) in a calendar year. Historically, our executive officers have purchased the maximum amount allowable under the ESPP.

Withdrawal From the ESPP; Termination of Employment.    Participants may withdraw from the ESPP at any time up to 10 business days prior to the purchase date. Payroll deductions will cease and all amounts credited to the participant’s account will be refunded in cash, without interest. A participant who has withdrawn from the ESPP cannot be a participant in future offering periods unless he or she re-enrolls pursuant to the ESPP’s guidelines. Termination of a participant’s employment with us or an affiliate, for any reason, will result in the immediate termination of rights granted pursuant to any offering under the ESPP. Rights granted under the ESPP are non-transferable, and are exercisable only by the participant to whom such rights are granted.

Amendment and Termination.    The ESPP may be amended or terminated at any time by the board of directors, subject to applicable laws.

Effect of Certain Corporate Events.    In the event of a change in the outstanding common stock subject to the ESPP as a result of a merger, consolidation, change in corporate structure or otherwise, the ESPP and outstanding rights will be appropriately adjusted. In the event of our dissolution or liquidation, a merger in which we are not the surviving corporation, a reverse merger in which our common stock is converted into other property, or any other capital reorganization involving an exchange of more than 50% of our voting shares, the board of directors may, in its discretion, provide for the assumption of the ESPP by any surviving corporation, the continuation of the ESPP and rights under the ESPP, or the purchase of our common stock with the participants’ accumulated payroll deductions followed by termination of the current offering.

EXECUTIVE COMPENSATION AND OTHER MATTERS

The following table sets forth information with respect to our officers as of June 16, 2004:

Name	Age	Position
Larry S. Flax	61	Co-Chief Executive Officer, Co-President, Co-Chairman of the Board and Director

Richard L. Rosenfield	59	Co-Chief Executive Officer, Co-President, Co-Chairman of the Board and Director

Thomas P. Beck	57	Senior Vice President, Construction

Susan M. Collyns	37	Chief Financial Officer, Vice President, Finance, Secretary

Sarah Goldsmith Grover	39	Senior Vice President, Marketing and Public Relations

Joel K. Mayer	41	Vice President, Real Estate

Karen M. Settlemyer	52	Senior Vice President, Procurement

The Company’s executive officers are elected by the board of directors and serve at the discretion of the board of directors, subject to the terms of any employment agreements with the Company, until their successors have been duly elected and qualified or until their earlier resignation or removal.

Messrs. Flax and Rosenfield are being considered for reelection to the position of director of the Company. See “Director Nominees” for a discussion of their business experience.

Thomas Beck has served as Senior Vice President, Construction since September 2003. From 1997 to August 2003, Mr. Beck worked at Shawmut Design and Construction, a builder, where he last served as National Construction Manager for Shawmut’s Restaurant/Retail Division.

Susan M. Collyns served as Controller from September 2001 to March 2004 and was promoted to Vice President, Finance, in January 2004. Ms. Collyns was promoted to Chief Financial Officer in March 2004. Ms. Collyns is a certified public accountant and has 19 years of financial experience in both the domestic U.S. and overseas markets. From 1996 to September 2001, Ms. Collyns served as Vice President of Finance and Operations for BMG Entertainment’s Windham Hill Group, a music company. Previously, she served as an auditor with PricewaterhouseCoopers and has acted in various finance roles with GlaxoSmithKline and Lion Nathan.

Sarah Goldsmith Grover has served as Vice President, Marketing and Public Relations since 1992 and was promoted to Senior Vice President, Marketing and Public Relations, in November 2000. Ms. Goldsmith Grover joined this Company in 1990 as Director of Public Relations. In 1996, Advertising Age Magazine named Ms. Goldsmith Grover one of the “Marketing 100,” a distinction given to the top 100 marketers in the United States.

Joel K. Mayer has served as Vice President, Real Estate, since December 2003. From May 1998 to November 2003, Mr. Mayer worked at Madison Marquette, a national retail real estate company, where he last served as Senior Vice President, Leasing.

Karen M. Settlemyer has served as Vice President, Product Development and Purchasing since 1996 and was promoted to Senior Vice President, Procurement, in November 2003. From 1993 to 1996, Ms. Settlemyer was Director of Product Development at Boston Market, Inc., a restaurant chain, during which time she created its very successful Carver Sandwich Program. In 1989, she held the position of Vice President of Research and Development for Grand American Fare. Ms. Settlemyer is a 24-year foodservice veteran and registered dietician.

The following table sets forth information regarding the compensation earned during 2001, 2003 and 2003 by our current Co-Chief Executive Officers, our former Chief Executive Officer and each of our other four most highly compensated executive officers who were serving as executive officers on December 28, 2003.

Summary Compensation Table

		Annual Compensation(1)			Long Term Compensation Awards		All Other Compensation
					Securities Underlying Options
Name and Principal Position	Year	Salary	Bonus
Larry S. Flax Co-Chief Executive Officer, Co-Chairman of the Board and Co-President	2003 2002 2001	$153,846 — —		$41,600 — —	— — —		$520 1,560 1,560	(2)

Richard L. Rosenfield Co-Chief Executive Officer, Co-Chairman of the Board and Co-President	2003 2002 2001	$153,846 — —		$41,600 — —	— — —		$520 1,560 1,560	(3)

Frederick R. Hipp Former Chief Executive Officer and President	2003 2002 2001	$425,723 600,000 580,769	$	— 315,000 210,000	100,000 50,000 50,000	(4) (4) (4)	$233,987 4,890 4,710	(5)

Gregory S. Levin Former Vice President, Chief Financial Officer and Secretary	2003 2002 2001	$215,096 185,817 135,962		$42,000 77,700 44,800	20,000 — 65,000	(6) (6)	$4,298 4,200 4,007	(7)

Christopher P. Ames Former Vice President, Operations	2003 2002 2001	$209,038 196,490 117,164		$42,000 77,700 48,800	30,000 — 93,000	(8) (8)	$4,500 3,938 2,897	(9)

Sarah Goldsmith Grover Senior Vice President, Marketing and Public Relations	2003 2002 2001	$164,452 149,327 147,408		$33,181 62,790 40,600	20,000 20,000 25,000		$4,466 3,420 3,850	(10)

Karen M. Settlemyer Senior Vice President, Procurement	2003 2002 2001	$135,250 126,365 122,692		$20,100 39,848 25,830	10,000 20,000 15,000		$3,914 3,467 2,048	(11)

(1)	In accordance with the rules of the Securities and Exchange Commission, the Annual Compensation described under this heading does not include medical insurance or certain other benefits and perquisites received by the named executive officers that are available generally to all of our salaried employees and other personal benefits received by the named executive officers that do not exceed the lesser of $50,000 or 10% of the officer’s salary and bonus disclosed in this table.

(2)	Term life insurance premium.

(3)	Term life insurance premium.

(4)	In connection with Mr. Hipp’s resignation in July 2003, options to purchase 87,500 shares granted to him in 2003, option to purchase 31,250 shares granted to him in 2002, and options to purchase 18,750 shares granted to him in 2001, have been cancelled.

(5)	Mr. Hipp received $233,077 pursuant to the terms of the severance agreement between us and Mr. Hipp. See “Employment Agreements” below. Also includes term life insurance premium of $910.

(6)	These options have been cancelled.

(7)	Includes term life insurance premium of $983 and deferred compensation match of $3,315.

(8)	In connection with Mr. Ames’ resignation in January 2004, options to purchase 22,500 shares granted to Mr. Ames in 2003 and options to purchase 42,000 shares granted to him in 2001 have been cancelled.

(9)	Includes term life insurance premium of $900 and deferred compensation match of $3,600.

(10)	Includes term life insurance premium of $866 and deferred compensation match of $3,600.

(11)	Includes term life insurance premium of $627 and deferred compensation match of $3,287.

The following table sets forth information concerning stock options that we granted to our named executive officers. We have never issued stock appreciation rights.

Option Grants in 2003

	Individual Grants						Potential Realizable Valueat Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
	Number of Securities Underlying Options Granted(1)		Percentage of Total Options Granted to Employees in 2003(2)	Exercise Price (per share)	Expiration Date(3)
Name							5%	10%
Larry S. Flax	—		—	$—	—		$—	$—

Richard L. Rosenfield	—		—	—	—		—	—

Frederick R. Hipp	100,000	(5)	13.40%	22.40	07/24/06	(5)	417,649	888,185

Gregory S. Levin	20,000	(6)	2.68%	22.40	01/21/13	(6)	281,745	713,997

Christopher P. Ames	30,000	(6)	4.02%	22.40	01/21/13	(6)	422,617	1,070,995

Sarah Goldsmith Grover	20,000		2.68%	22.40	01/21/13		281,745	713,997

Karen M. Settlemyer	10,000		1.34%	22.40	01/21/13		140,872	356,998

(1)	Represents options we granted under our 1998 Stock-Based Incentive Compensation Plan.

(2)	Based on an aggregate of 746,350 shares of our common stock, which are subject to options granted to employees during 2003.

(3)	The term of each option we grant is generally ten years from the date of grant. Our options may terminate before their expiration dates if the option holder’s status as an employee terminates or upon the option holder’s death or disability.

(4)	The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the Commission and do not represent either historical appreciation or our estimate or projection of our future common stock prices.

(5)	The options to purchase 87,500 shares have been cancelled.

(6)	The options to purchase these shares have been cancelled.

The following table sets forth information concerning options that our named executive officers exercised during 2003 and the number of shares subject to both exercisable and unexercisable stock options as of December 28, 2003. The table also reports values for “in-the-money” options that represent the positive spread between the exercise prices of outstanding options and $19.61, the last reported sale price of our common stock in our 2003 fiscal year. We have never issued stock appreciation rights.

Aggregated Option Exercises in 2003 and Fiscal Year-End Option Values

	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 28, 2003		Value of Unexercised In-the-Money Options at December 28, 2003
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Larry S. Flax	—	$—	90,000	—	$414,900	$—

Richard L. Rosenfield	—	—	90,000	—	414,900	—

Frederick R. Hipp	—	—	62,500	—	—	—

Gregory S. Levin	9,500	87,288	48,250	53,125	52,439	23,050

Christopher P. Ames	3,250	33,080	40,625	69,125	9,124	2,305

Sarah Goldsmith Grover	31,712	405,714	28,750	43,125	34,094	17,288

Karen M. Settlemyer	5,000	108,750	44,625	30,625	266,290	17,288

Employment Agreements

In July 2003, we entered into a separation agreement with our former Chief Executive Officer and President, Frederick R. Hipp. This agreement provided that we would pay Mr. Hipp an aggregate severance payment of $600,000, payable in installments over regular payroll intervals in 2003 with the balance being paid in one lump sum on the first regular payroll date in 2004. Under the terms of the severance agreement, all unvested stock options held by Mr. Hipp terminated in connection with his resignation and vested options to purchase an aggregate of 62,500 shares of our common stock remain exercisable until July 23, 2006. We paid Mr. Hipp $233,077 in fiscal year 2003 and $366,923 in fiscal year 2004 pursuant to the terms of this severance agreement.

Director Compensation

In August 2003, we adopted a new cash and stock option compensation policy for our independent directors. As adopted, this policy will be reviewed annually by our board. Under the policy, our independent directors will receive an annual retainer of $30,000 and a fee of $1,500 for each board meeting attended in 2003. In addition, our independent directors receive the following fees for each committee meeting attended:

Committee Meeting Attended	Member Attendance Fee	Chair Attendance Fee
Audit Committee	$2,000	$3,000

Compensation Committee	$1,000	$1,500

Nominating and Governance Committee or Other Committee	$500	$1,000

These fees were paid retroactively to January 2003 for all independent directors serving on our board at the time of the policy’s adoption. The board continued our prior policy of granting each new independent director who joins our board an option to purchase 15,000 shares of our common stock. These options vest over a two-year period with 50% becoming exercisable annually, subject only to the director’s continued service. The board also determined that each independent director would be granted an option to purchase 10,000 shares of our common stock for his service as a member of the board of directors in 2003. These options will vest over a three year period in equal annual installments so long as the director continues to serve on the board. In each case the exercise price is set at the fair market value of a share of common stock as determined by our stock’s closing price on the date of grant. The options terminate 10 years after the date of grant or, if earlier, immediately after the date a director voluntarily resigns or 60 days after involuntarily resignation from the board. Independent directors are also reimbursed for reasonable expenses incurred in connection with serving as a director.

Compensation Committee Interlocks and Insider Participation

From January 2003 through July 2003, our compensation committee consisted of Messrs. Phillips and Baker and Harold O. Rosser, a former director. From July 2003 through March 2004, our compensation committee consisted of Messrs. Phillips and Baker. Effective as of March 2004, our compensation committee consisted of, and currently consists of, Messrs. Phillips, Baker, Caruso and Gluck. Mr. Phillips served as chair of the compensation committee until March 2004, when Mr. Baker was appointed to that role. No member of the compensation committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the board of directors or compensation committee of any other company that has one or more executive officers serving as a member of our board of directors or our compensation committee.

Certain Relationships and Related Transactions

On March 6, 2003 we paid $2.0 million for a 25.0% stake in LA Food Show, Inc., an upscale family casual dining restaurant concept. LA Food Show was created by our co-founders, Co-Chairmen of the board of directors, Co-Chief Executive Officers and Co-Presidents, Larry S. Flax and Richard L. Rosenfield. LA Food Show opened its first location in June 2003. Messrs. Flax and Rosenfield own the remaining 75.0% of equity in LA Food Show, Inc. Under the terms of the agreement we reserve the right of first negotiation for the 75.0% of outstanding equity we do not currently own. We have pre-emptive rights in future financings by LA Food Show so long as we maintain an ownership interest of at least 15.0%, and are entitled to one of three seats on the LA Food Show board of directors.

We have accounted for this investment in accordance with the equity method of accounting as interpreted by APB Opinion No. 18, “The Equity Method of Accounting for Investments In Common Stock.” APB Opinion No. 18 requires an investor to record the initial investment at cost and adjust the carrying value of its investment to recognize the investor’s share of the earnings or loss after the date of acquisition. At December 28, 2003 our net investment in LA Food Show, Inc., was $1.7 million. On July 24, 2003 Richard L. Rosenfield and Larry S. Flax became our Co-Chief Executive Officers, and in January 2004 they also became Co-Presidents.

Effective September 29, 2003, we entered into an employee leasing arrangement with LA Food Show under which we provide LA Food Show with all of its restaurant level employees and managers, as well as administrative and support services such as payroll, marketing, human resources, facilities management, accounting, information technology and training. LA Food Show reimburses us for all of the leased employees’ wages, benefits and other employee-related costs, as well as all business-related expenses incurred by the leased employees. As of April 26, 2004, we have an approximately $221,000 receivable associated with the employee lease agreement.

One of our directors, Rick J. Caruso, also serves as President and is sole owner of CAH Restaurants of California, LLC. We had entered into franchise and development agreements with CAH Restaurants of California, LLC pursuant to which it operated two California Pizza Kitchen restaurants. CAH Restaurants of California, LLC paid franchise and royalty fees to us under these agreements. We recorded an aggregate of $256,000 and $260,000 in such fees during the years ended 2003 and 2002, respectively. On December 29, 2003 we acquired the territory rights and assets used to operate two restaurants from CAH Restaurants of California for $2.5 million. These California restaurants, one ASAP and one full service, are located in Thousand Oaks and Ventura, respectively. The transaction was executed with $1.3 million cash and the balance of the purchase price was paid in shares of our common stock. CAH Restaurants of California, LLC assigned its right to receive these shares to Mr. Caruso. As part of the acquisition, we assumed the leases for the two restaurants, one of which is entered into with Westlake Promenade, LLC that is wholly owned by Mr. Caruso.

For the 17 weeks to April 25, 2004, we made aggregated lease payments to Caruso Affiliated Holdings (CAH) for two California store locations of $61,000 and $54,000 for Thousand Oaks and Marina Del Rey, respectively. These payments consisted of rent of $46,000 and $30,000, common area maintenance charges of $15,000 and $7,000, and percentage rent of zero and $17,000, respectively. CAH was the owner of record prior to our purchase of the Thousand Oaks store on December 29, 2003. CAH purchased Marina Waterside shopping center, where our Marina Del Rey store is located, on January 20, 2004.

On August 24, 2001, we loaned a former employee and officer, Tom Jenneman, $65,000. The loan was supported by a full recourse promissory note and accrued interest at 7.5% per annum. The full recourse promissory note was paid in full, including accrued interest, upon maturation in February 2003.

Neal Rosenfield, a real estate broker for Blatteis Real Estate and the brother of Richard L. Rosenfield, our Co-Founder, Co-Chief Executive Officer and Co-President, received commissions paid by a third party landlord related to our lease of certain restaurant locations in the amounts of $71,300, $76,165 and $145,143 in 2003, 2002 and 2001, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and 10% shareholders to file reports regarding initial ownership and changes in ownership with the Securities and Exchange Commission and any exchange upon which our securities are listed. Executive officers, directors and 10% shareholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. Our information regarding compliance with Section 16(a) is based solely on a review of the copies of such reports furnished to us by our executive officers, directors and 10% shareholders. Except as set forth below, we believe that during the fiscal year ending December 28, 2003, all of our executive officers, directors and 10% shareholders complied with all applicable Section 16(a) filing requirements:

Name	Number of Late Reports (Form)	Number of Transactions Not Reported on a Timely Basis	Known Failures to File a Report

William C. Baker	One (Form 4)	One	None

Rick J. Caruso	One (Form 4)	One	None

Charles G. Phillips	One (Form 4)	One	None

Thomas P. Beck	One (Form 3)	One	None

Christopher P. Ames	One (Form 4)	One	None

Sarah Goldsmith Grover	One (Form 4)	One	None

Julie A. Carruthers	One (Form 4)	Three	None

Larry S. Flax	One (Form 4)	Two	None

REPORT OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

William C. Baker, Richard J. Caruso, Henry Gluck and Charles G. Phillips are the current members of the compensation committee (the “Committee”). The Committee is composed entirely of independent directors and is responsible for developing the Company’s executive compensation policies. The Committee reviews and oversees the salaries and benefits for all of our officers and senior consultants. The Committee also reviews the recommendations of the Company’s Co-Presidents and Chief Executive Officers regarding the performance and compensation levels for all other executive officers.

Overview

The goal of our compensation program is to attract, motivate and retain the highly talented individuals the Company needs to be a market leader in a highly competitive industry. The Committee believes that the compensation program for the Company’s executive officers should reflect the Company’s performance and the value created for the Company’s shareholders. In addition, the compensation program should support the short-term and long-term strategic goals and values of the Company and should reward individual contributions to the Company’s success. To these ends the Committee seeks to align executive compensation with the Company’s performance and to motivate executive officers to achieve the Company’s business objectives. The Company uses three key elements in its executive compensation program to attain these goals: annual base salary, annual incentive compensation, and long-term incentive compensation in the form of stock options. As an officer’s level of responsibility with the Company increases, a greater proportion of his or her total compensation will be dependent upon the Company’s financial performance and stock price appreciation rather than base salary.

Annual Base Salaries

Each year, the Company’s Co-Presidents and Co-Chief Executive Officers evaluate the performance of all other executive officers and recommend salary adjustments which are reviewed by the Committee. When reviewing these recommendations, the Committee takes several factors into account, including the executive’s experience, responsibilities, management abilities and job performance, as well as the performance of the Company as a whole and current market conditions. The Committee also reviews compensation surveys and other data to enable the Committee to compare the Company’s compensation packages with those of similarly-situated companies in the restaurant industry.

Annual Incentive Compensation

The Company’s annual cash bonus program (the “Bonus Plan”) was approved by the board of directors in the fourth quarter of 1997. The Company’s Bonus Plan is purely formulaic and has not been amended by the Committee since its adoption. Under the Bonus Plan, executive officers from the vice president level and up are assigned target bonuses which are expressed as a percentage of their respective base salaries and increase as their level of responsibility with the Company increases. The bonuses are tied directly to the Company’s annual financial performance. In November of each year the board of directors approves a budget for the Company for the following year. The officers receive their target bonus if the Company achieves the budgeted results and a graduated percentage (up or down) of their targeted bonuses if the Company exceeds or misses the budgeted results. The officers do not receive any bonus if the Company does not achieve at least 90% of the budgeted results. The maximum bonus any officer can receive is 200% of his or her targeted bonus.

Stock Options

The Committee believes that employee stock ownership is a significant incentive in building stockholder wealth and aligning the interests of employees and stockholders. Stock options will only have value if the Company’s stock price increases. In addition, the Company utilizes vesting periods for stock options to encourage key employees to continue in the Company’s employ.

The board of directors adopted the Company’s 1998 Stock-Based Incentive Compensation Plan (the “1998 Plan”) in February 1998 to assist it in attracting, retaining and rewarding valued employees, directors and independent contractors by offering them a greater stake in the Company’s success and to encourage ownership in Company stock by these employees, directors and independent contractors.

The Committee makes recommendations to our independent directors, who administer the 1998 Plan and have discretion to determine which individuals are eligible to receive option awards, the time or times when the option awards are to be made, the number of shares subject to each award, the status of any grant as either an incentive stock option or a non-qualified stock option, the vesting schedule in effect for the option award, the term for which any option is to remain outstanding and the other principal terms and conditions of each option. Generally, stock options recommended by the Committee and granted by our independent directors have an exercise price equal to the fair market value of a share on the day the options are granted. The options generally vest within four years and expire ten years after the date of grant, contingent on the officer’s continued employment with the Company.

Each year, the Company’s Co-Presidents and Co-Chief Executive Officers make recommendations with respect to the level of stock options to be granted to each eligible employee, and the Committee reviews and approves those recommendations based upon a variety of factors. A total of 4,000,000 shares of the Company’s common stock have been reserved for issuance under the 1998 Plan. As of June 16, 2004, options to purchase 2,369,046 shares are issued and outstanding under the 1998 Plan, options to purchase an aggregate of 1,478,442 shares have been exercised, and 152,512 shares remain available for future grant.

The board of directors adopted the Company’s Employee Stock Purchase Plan in November 1999 to provide employees with an opportunity to purchase through payroll deduction shares of our common stock at a price below market value, thereby enabling us to retain the services of our employees, to secure the services of new employees, and to provide incentives for such employees to exert maximum efforts for our success.

The Committee administers the ESPP and has authority to construe and to interpret the ESPP and the rights granted under it, to establish, amend and revoke rules for its administration, and to determine when and how rights to purchase stock shall be granted and the terms of each offering.

Compensation of the Chief Executive Officers

In fiscal year 2003, the Company’s most highly compensated officer was Frederick R. Hipp, the Company’s former President and Chief Executive Officer. Mr. Hipp’s base salary was $600,000. Mr. Hipp also participated in the Company’s Bonus Program and was entitled to receive a targeted bonus equal to 50% of his base salary if the Company achieved its budgeted results as approved by the board of directors in November of the preceding year. Mr. Hipp’s target bonus of 50% of his base salary had not changed since the Company hired Mr. Hipp in January 1998. After taking into consideration the Company’s financial performance since Mr. Hipp became President and Chief Executive Officer in 1998, and in light of his individual performance and significant contribution to the Company’s overall growth in 2002, the Committee awarded Mr. Hipp options to purchase 100,000 shares of Common Stock under the 1998 Plan in January 2003.

In connection with Mr. Hipp’s resignation from the Company in July 2003, Mr. Hipp received $233,077 in fiscal year 2003 and $366,923 in fiscal year 2004 pursuant to the terms of the Severance Agreement dated July 15, 2003 between Mr. Hipp and the Company.

Following Mr. Hipp’s resignation from the Company, Richard L. Rosenfield and Larry S. Flax, co-founders of the Company and Co-Chairmen of the Board, reassumed the responsibilities of Co-Chief Executive Officers of the Company. Messrs. Rosenfield and Flax each received a base salary of $400,000 in fiscal year 2003 and are each eligible to receive a discretionary bonus. In light of their individual performances and significant contributions, the Committee awarded each of Messrs. Rosenfield and Flax options to purchase 100,000 shares of Common Stock under the 1998 Plan in March 2004.

The Compensation Committee

William C. Baker, Chairman

Richard J. Caruso

Henry Gluck

Charles G. Phillips

May 12, 2004

COMPARISON OF SHAREHOLDER RETURN

Set forth below is a line graph comparing the annual percentage change in the cumulative total return of our common stock with the cumulative total return of (a) the Nasdaq National Market Composite and (b) the S&P Smallcap Restaurant Index for the period commencing August 2, 2000 (the date of our initial public offering) through December 26, 2003, the last trading day before our year end December 28, 2003.

Comparison of Cumulative Total Return from August 2, 2000 through December 26, 2003 (1) (2)

	FISCAL YEAR ENDING

COMPANY/INDEX/MARKET	8/02/2000	12/29/2000	6/29/2001	12/28/2001	6/28/2002	12/27/2002	6/27/2003	12/26/2003

California Pizza Kitchen, Inc	100.00	188.33	155.00	165.67	165.33	168.80	143.33	130.73

S&P Smallcap Restaurant Index	100.00	121.00	148.00	168.00	187.00	156.00	190.51	204.55

NASDAQ National Market Composite	100.00	68.00	59.00	54.00	40.00	37.00	44.39	54.94

(1)	The effective date of our initial public offering was August 2, 2000. For purposes of this presentation, we have assumed that our initial public offering price of $15.00 would have been the closing sales price on August 1, 2000, the day prior to commencement of trading.

(2)	Assumes that $100.00 was invested August 2, 2000 in our common stock at the initial public offering price of $15.00 and at the closing sales price for each index, and that all dividends were reinvested. No dividends have been declared on our common stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder performance.

TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, our board of directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting that will come before the meeting. Should any other matters arise requiring the vote of shareholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

FUTURE SHAREHOLDER PROPOSALS

We provide all shareholders with the opportunity, under certain circumstances, to participate in our governance by submitting proposals that they believe merit consideration at the next annual meeting of shareholders, which currently is expected to be held in June 2005. To enable our management to analyze and respond adequately to proposals and to prepare appropriate proposals for presentation in our proxy statement for the next annual meeting of shareholders, any such proposal should be submitted to us no later than February 19, 2005, to the attention of our Secretary, at our principal office appearing on the front page of this proxy statement. Shareholders may also submit the names of individuals whom they wish to be considered by our board of directors as nominees for directors. If any proposals are submitted by a shareholder for the next annual meeting and are received by us after May 4, 2005, these shareholder proposals will not be presented in the proxy materials to be delivered in connection with the next annual meeting and, if the matters are brought up at the meeting, the persons named in the form of proxy for that annual meeting will be allowed to use their discretionary authority with respect to voting on such shareholder matters.

Please vote by telephone or the Internet or return your signed proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

AVAILABLE INFORMATION

We are required to file annual, quarterly and special reports and other information with the Securities and Exchange Commission. You can read our filings with the Securities and Exchange Commission over the Internet at the SEC’s website at www.sec.gov. You may read and copy any document we file with the SEC at its Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549, the New York Regional Office located at 233 Broadway, New York, NY 10279, and the Chicago Regional Office located at Northwestern Atrium Center, 500 West Madison Street, Chicago, IL 60661. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference facilities. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of the SEC Internet site is www.sec.gov. Our SEC filings are also available at the office of the Nasdaq National Market. For further information on obtaining copies of our public filings at the Nasdaq National Market you should call (212) 656-5060.

By Order of the Board of Directors of

CALIFORNIA PIZZA KITCHEN, INC.

Susan M. Collyns

Chief Financial Officer and Secretary

June 18, 2004

APPENDIX A

(California 2004 Plan)

CALIFORNIA PIZZA KITCHEN, INC.

2004 OMNIBUS INCENTIVE COMPENSATION PLAN

(Adopted by the Board on May 10, 2004)

CALIFORNIA PIZZA KITCHEN, INC.

2004 OMNIBUS INCENTIVE COMPENSATION PLAN

-i-

CALIFORNIA PIZZA KITCHEN, INC.

2004 OMNIBUS INCENTIVE COMPENSATION PLAN

-ii-

CALIFORNIA PIZZA KITCHEN, INC.

2004 OMNIBUS INCENTIVE COMPENSATION PLAN

-iii-

California Pizza Kitchen, Inc.

2004 Omnibus Incentive Compensation Plan

SECTION 1.    ESTABLISHMENT AND PURPOSE.

The Plan was adopted by the Board of Directors on May 10, 2004, subject to shareholder approval, which was effective on                 , 2004 (the “Effective Date”). The plan is a successor to the Company’s 1998 Stock-Based Incentive Compensation Plan (the “Prior Plan”). As of the Effective Date, no further awards shall be made under the Prior Plan. However, the provisions of the Prior Plan shall continue to apply to awards granted under the Prior Plan prior to the Effective Date. In the event that this Plan is not approved by shareholders, awards shall continue to be made under the Prior Plan in accordance with its terms. The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to shareholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

SECTION 2.    DEFINITIONS.

(a) “Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one of more Subsidiaries own not less than 50% of such entity.

(b) “Award” shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

(c) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(d) “Change in Control” shall mean the occurrence of any of the following events:

(i) A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A) Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or

(B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”); or

(ii) Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; or

(iii) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not shareholders of the Company immediately prior to

CALIFORNIA PIZZA KITCHEN, INC.

2004 OMNIBUS INCENTIVE COMPENSATION PLAN

such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

(iv) The sale, transfer or other disposition of all or substantially all of the Company’s assets.

For purposes of subsection (d)(i) above, the term “look-back” date shall mean the later of (1) the Effective Date or (2) the date 24 months prior to the date of the event that may constitute a Change in Control.

For purposes of subsection (d)(ii) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the Stock.

Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the Securities and Exchange Commission for the initial offering of Stock to the public.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f) “Committee” shall mean the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.

(g) “Company” shall mean California Pizza Kitchen, Inc., a California corporation.

(h) “Consultant” shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor or a member of the board of directors of a Parent or a Subsidiary who is not an Employee. Service as a Consultant shall be considered Service for all purposes of the Plan.

(i) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k) “Exercise Price” shall mean, in the case of an Option, the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

(l) “Fair Market Value” with respect to a Share, shall mean the market price of one Share of Stock, determined by the Committee as follows:

(i) If the Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the “Pink Sheets” published by the National Quotation Bureau, Inc.;

CALIFORNIA PIZZA KITCHEN, INC.

2004 OMNIBUS INCENTIVE COMPENSATION PLAN

(ii) If the Stock was traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last reported sale price quoted for such date by The Nasdaq Stock Market;

(iii) If the Stock was traded on a United States stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and

(iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(m) “ISO” shall mean an employee incentive stock option described in Section 422 of the Code.

(n) “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

(o) “Offeree” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(p) “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(q) “Optionee” shall mean an individual or estate who holds an Option or SAR.

(r) “Outside Director” shall mean a member of the Board of Directors who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary. Service as an Outside Director shall be considered Service for all purposes of the Plan, except as provided in Section 4(a).

(s) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(t) “Participant” shall mean an individual or estate who holds an Award.

(u) “Plan” shall mean this 2004 Omnibus Incentive Compensation Plan of California Pizza Kitchen, Inc., as amended from time to time.

(v) “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

(w) “Restricted Share” shall mean a Share awarded under the Plan.

(x) “Restricted Share Agreement” shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

(y) “SAR” shall mean a stock appreciation right granted under the Plan.

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(z) “SAR Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

(aa) “Service” shall mean service as an Employee, Consultant or Outside Director.

(bb) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

(cc) “Stock” shall mean the Common Stock of the Company.

(dd) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his Option.

(ee) “Stock Unit” shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

(ff) “Stock Unit Agreement” shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

(gg) “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(hh) “Total and Permanent Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted, or can be expected to last, for a continuous period of not less than 12 months.

SECTION 3.    ADMINISTRATION.

(a) Committee Composition.    The Plan shall be administered by the Committee. The Committee shall consist of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

(b) Committee for Non-Officer Grants.    The Board may also appoint one or more separate committees of the Board, each composed of two or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence. Subject to compliance with applicable law, the Board of Directors may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board of Directors shall specify the total number of Awards that such officers may so award.

(c) Committee Procedures.    The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

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(d) Committee Responsibilities.    Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i)	To interpret the Plan and to apply its provisions;

(ii)	To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii)	To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(iv)	To determine when Awards are to be granted under the Plan;

(v)	To select the Offerees and Optionees;

(vi)	To determine the number of Shares to be made subject to each Award;

(vii)	To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price or Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;

(viii)	To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;

(ix)	To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be adversely affected;

(x)	To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

(xi)	To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;

(xii)	To determine whether Options or other rights under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xiii)	To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement; and

(xiv)	To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4.    ELIGIBILITY.

(a) General Rule.    Only Employees shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Stock Units, Nonstatutory Options or SARs.

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(b) Ten-Percent Stockholders.    An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

(c) Attribution Rules.    For purposes of Section 4(b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries.

(d) Outstanding Stock.    For purposes of Section 4(b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.    STOCK SUBJECT TO PLAN.

(a) Basic Limitation.    Shares offered under the Plan shall be authorized but unissued Shares. The maximum aggregate number of Shares that may be subject to Awards granted under the Plan shall not exceed 3,750,000 Shares, plus any Shares subject to outstanding options under the Prior Plan on the Effective Date that are subsequently forfeited or terminate for any other reason before being exercised and unvested Shares that are forfeited pursuant to such Prior Plan after the Effective Date. Any Shares granted as Options or SARs shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares granted as Awards other than Options or SARs shall be counted against this limit as one and seven tenths (1.7) Share for every one (1) Share granted. The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 12. The number of Shares that are subject to Options or other Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b) Individual Award Limitation.    Subject to the provisions of Section 12, no Participant may receive Options, SARs, Restricted Shares or Stock Units under the Plan in any calendar year that relate to more than 300,000 Shares.

(c) Additional Shares.    If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being settled or exercised, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units (multiplied by 1.7) shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan.

SECTION 6.    RESTRICTED SHARES.

(a) Restricted Stock Agreement.    Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

(b) Payment for Awards.    Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, past services and future services.

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(c) Vesting.    Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

(d) Voting and Dividend Rights.    The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other shareholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

(e) Restrictions on Transfer of Shares.    Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Stock Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7.    TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement.    Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation.

(b) Number of Shares.    Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 12.

(c) Exercise Price.    Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b), and the Exercise Price of an NSO shall not be less 100% of the Fair Market Value of a Share on the date of grant. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.

(d) Withholding Taxes.    As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e) Exercisability and Term.    Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of Option shall in no event exceed 10 years from the date of grant (five years for ISOs granted to Employees described in Section 4(b)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service.

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Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

(f) Exercise of Options Upon Termination of Service.    Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

(g) Effect of Change in Control.    The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

(h) Leaves of Absence.    An Employee’s Service shall cease when such Employee ceases to be actively employed by, or a Consultant to, the Company (or any subsidiary) as determined in the sole discretion of the Board of Directors. For purposes of Options, Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s Service will be treated as terminating 90 days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

(i) No Rights as a Shareholder.    An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 12.

(j) Modification, Extension and Renewal of Options.    Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different exercise price, or in return for the grant of the same or a different number of Shares. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, adversely affect his or her rights or obligations under such Option. In addition, notwithstanding any other provision of the Plan, in no event shall the Committee cancel any outstanding Option for the purpose of reissuing the Option to the Optionee at a lower exercise price or reduce the exercise price of an outstanding Option.

(k) Restrictions on Transfer of Shares.    Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8.    PAYMENT FOR SHARES.

(a) General Rule.    The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(f) below.

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(b) Surrender of Stock.    To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c) Services Rendered.    At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).

(d) Cashless Exercise.    To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

(e) Exercise/Pledge.    To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

(f) Other Forms of Payment.    To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules; provided that payment may not be made by delivery of a promissory note.

(g) Limitations under Applicable Law.    Notwithstanding anything herein or in a Stock Option Agreement or Restricted Stock Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

SECTION 9.    STOCK APPRECIATION RIGHTS.

(a) SAR Agreement.    Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

(b) Number of Shares.    Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 12.

(c) Exercise Price.    Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

(d) Exercisability and Term.    Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the

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termination of the Optionee’s service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e) Effect of Change in Control.    The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

(f) Exercise of SARs.    Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

(g) Modification or Assumption of SARs.    Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, may alter or impair his or her rights or obligations under such SAR. In addition, notwithstanding any other provision of the Plan, in no event shall the Committee cancel any outstanding SAR for the purpose of reissuing the SAR to the Optionee at a lower exercise price or reduce the exercise price of an outstanding SAR.

SECTION 10.    STOCK UNITS.

(a) Stock Unit Agreement.    Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.

(b) Payment for Awards.    To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(c) Vesting Conditions.    Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

(d) Voting and Dividend Rights.    The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.

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(e) Form and Time of Settlement of Stock Units.    Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 12.

(f) Death of Recipient.    Any Stock Unit Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Unit Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Unit Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

(g) Creditors’ Rights.    A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 11.    TRANSFERABILITY; PERFORMANCE GOALS

(a) Transferability

Except to the extent determined by the Committee, no Award shall be assigned or transferred by a Participant other than by will or the laws of descent and distribution, and during the lifetime of the Participant may be exercised only by such Participant or his or her guardian or legal representative.

(b) Performance Goals

The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the Committee in the Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total shareholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment shares, (q) sales, (r) unit openings or (s) customer satisfaction (“Qualifying Performance Criteria”). The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary nonrecurring items as

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described in Accounting Principles Board Opinion No. 30 and/or in managements’ discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year. The Committee shall determine the Qualifying Performance Criteria not later than the 90th day of the performance period, and shall determine and certify, for each Participant, the extent to which the Qualifying Performance Criteria have been met. The Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of a Qualifying Performance Goal to a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code.

SECTION 12.    ADJUSTMENT OF SHARES.

(a) Adjustments.    In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

(i)	The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Section 5;

(ii)	The limitations set forth in Section 5(a) and (b);

(iii)	The number of Shares covered by each outstanding Option and SAR;

(iv)	The Exercise Price under each outstanding Option and SAR; or

(v)	The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Section 12, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

(b) Dissolution or Liquidation.    To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

(c) Reorganizations.    In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

(i)	The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii)	The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(iii)	The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(iv)	Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

(v)	Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

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(d) Reservation of Rights.    Except as provided in this Section 12, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 13.    DEFERRAL OF AWARDS.

The Committee (in its sole discretion) may permit or require a Participant to:

(a) Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

(b) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

(c) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Section 13 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 13.

SECTION 14.    AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 15.    PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

(a) Effective Date.    No provision of this Section 15 shall be effective unless and until the Board has determined to implement such provision.

(b) Elections to Receive NSOs, Restricted Shares or Stock Units.    An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 15 shall be filed with the Company on the prescribed form.

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(c) Number and Terms of NSOs, Restricted Shares or Stock Units.    The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

SECTION 16.    LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable.

SECTION 17.    WITHHOLDING TAXES.

(a) General.    To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b) Share Withholding.    The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding.

SECTION 18.    NO EMPLOYMENT RIGHTS

No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

SECTION 19.    DURATION AND AMENDMENTS.

(a) Term of the Plan.    The Plan, as set forth herein, shall terminate automatically ten (10) years after its adoption by the Board. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

(b) Right to Amend or Terminate the Plan.    The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent required by applicable laws, regulations or rules.

(c) Effect of Termination.    No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect any Award previously granted under the Plan.

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SECTION 20.    EXECUTION.

To record the adoption of the Plan by the Board of Directors on May 10, 2004, the Company has caused its authorized officer to execute the same.

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By

Name

Title

CALIFORNIA PIZZA KITCHEN, INC.

2004 OMNIBUS INCENTIVE COMPENSATION PLAN

APPENDIX B

(Delaware 2004 Plan)

CALIFORNIA PIZZA KITCHEN, INC.

2004 OMNIBUS INCENTIVE COMPENSATION PLAN

(Adopted by the Board on June 11, 2004)

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i

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ii

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iii

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SECTION 1.    ESTABLISHMENT AND PURPOSE.

The Plan was adopted by the Board of Directors on June 11, 2004, subject to stockholder approval and the Company’s reincorporation, which was effective on              , 2004 (the “Effective Date”). The plan is a successor to the Company’s 1998 Stock-Based Incentive Compensation Plan (the “Prior Plan”). As of the Effective Date, no further awards shall be made under the Prior Plan. However, the provisions of the Prior Plan shall continue to apply to awards granted under the Prior Plan prior to the Effective Date. In the event that this Plan is not approved by stockholders, awards shall continue to be made under the Prior Plan in accordance with its terms. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

SECTION 2.    DEFINITIONS.

(a)  “Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one of more Subsidiaries own not less than 50% of such entity.

(b)  “Award” shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

(c)  “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(d)  “Change in Control” shall mean the occurrence of any of the following events:

(i)  A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A)  Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or

(B)  Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”); or

(ii)  Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s

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ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; or

(iii)  The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

(iv)  The sale, transfer or other disposition of all or substantially all of the Company’s assets.

For purposes of subsection (d)(i) above, the term “look-back” date shall mean the later of (1) the Effective Date or (2) the date 24 months prior to the date of the event that may constitute a Change in Control.

For purposes of subsection (d)(ii) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.

Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the Securities and Exchange Commission for the initial offering of Stock to the public.

(e)  “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f)  “Committee” shall mean the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.

(g)  “Company” shall mean California Pizza Kitchen, Inc., a Delaware corporation.

(h)  “Consultant” shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor or a member of the board of directors of a Parent or a Subsidiary who is not an Employee. Service as a Consultant shall be considered Service for all purposes of the Plan.

(i)  “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(j)  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k)  “Exercise Price” shall mean, in the case of an Option, the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

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(l)  “Fair Market Value” with respect to a Share, shall mean the market price of one Share of Stock, determined by the Committee as follows:

(i)  If the Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the “Pink Sheets” published by the National Quotation Bureau, Inc.;

(ii)  If the Stock was traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last reported sale price quoted for such date by The Nasdaq Stock Market;

(iii)  If the Stock was traded on a United States stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and

(iv)  If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(m)  “ISO” shall mean an employee incentive stock option described in Section 422 of the Code.

(n)  “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

(o)  “Offeree” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(p)  “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(q)  “Optionee” shall mean an individual or estate who holds an Option or SAR.

(r)  “Outside Director” shall mean a member of the Board of Directors who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary. Service as an Outside Director shall be considered Service for all purposes of the Plan, except as provided in Section 4(a).

(s)  “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(t)  “Participant” shall mean an individual or estate who holds an Award.

(u)  “Plan” shall mean this 2004 Omnibus Incentive Compensation Plan of California Pizza Kitchen, Inc., as amended from time to time.

(v)  “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

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(w)  “Restricted Share” shall mean a Share awarded under the Plan.

(x)  “Restricted Share Agreement” shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

(y)  “SAR” shall mean a stock appreciation right granted under the Plan.

(z)  “SAR Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

(aa)  “Service” shall mean service as an Employee, Consultant or Outside Director.

(bb)  “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

(cc)  “Stock” shall mean the Common Stock of the Company.

(dd)  “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his Option.

(ee)  “Stock Unit” shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

(ff)  “Stock Unit Agreement” shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

(gg)  “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(hh)  “Total and Permanent Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted, or can be expected to last, for a continuous period of not less than 12 months.

SECTION 3.    ADMINISTRATION.

(a)  Committee Composition.    The Plan shall be administered by the Committee. The Committee shall consist of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

(b)  Committee for Non-Officer Grants.    The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the

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preceding sentence. The Board of Directors may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board of Directors shall specify the total number of Awards that such officers may so award.

(c)  Committee Procedures.    The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

(d)  Committee Responsibilities.    Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i)  To interpret the Plan and to apply its provisions;

(ii)  To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii)  To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(iv)  To determine when Awards are to be granted under the Plan;

(v)  To select the Offerees and Optionees;

(vi)  To determine the number of Shares to be made subject to each Award;

(vii)  To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price or Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;

(viii)  To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;

(ix)  To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be adversely affected;

(x)  To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

(xi)  To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;

(xii)  To determine whether Options or other rights under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xiii)  To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement; and

(xiv)  To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the

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Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4.    ELIGIBILITY.

(a)  General Rule.    Only Employees shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Stock Units, Nonstatutory Options or SARs.

(b)  Ten-Percent Stockholders.    An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

(c)  Attribution Rules.    For purposes of Section 4(b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

(d)  Outstanding Stock.    For purposes of Section 4(b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.    STOCK SUBJECT TO PLAN.

(a)  Basic Limitation.    Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The maximum aggregate number of Shares that may be subject to Awards granted under the Plan shall not exceed 3,750,000 Shares, plus any Shares subject to outstanding options under the Prior Plan on the Effective Date that are subsequently forfeited or terminate for any other reason before being exercised and unvested Shares that are forfeited pursuant to such Prior Plan after the Effective Date. Any Shares granted as Options or SARs shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares granted as Awards other than Options or SARs shall be counted against this limit as one and seven tenths (1.7) Share for every one (1) Share granted. The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 12. The number of Shares that are subject to Options or other Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b)  Individual Award Limitation.    Subject to the provisions of Section 12, no Participant may receive Options, SARs, Restricted Shares or Stock Units under the Plan in any calendar year that relate to more than 300,000 Shares.

(c)  Additional Shares.    If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being settled or exercised, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units (multiplied by 1.7) shall reduce the number available under

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Section 5(a) and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan.

SECTION 6.    RESTRICTED SHARES.

(a)  Restricted Stock Agreement.    Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

(b)  Payment for Awards.    Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents, or past services rendered to the Company (or a Parent or Subsidiary), as the Committee may determine.

(c)  Vesting.    Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

(d)  Voting and Dividend Rights.    The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

(e)  Restrictions on Transfer of Shares.    Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Stock Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7.    TERMS AND CONDITIONS OF OPTIONS.

(a)  Stock Option Agreement.    Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation.

(b)  Number of Shares.    Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 12.

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(c)  Exercise Price.    Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b), and the Exercise Price of an NSO shall not be less 100% of the Fair Market Value of a Share on the date of grant. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.

(d)  Withholding Taxes.    As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e)  Exercisability and Term.    Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of Option shall in no event exceed 10 years from the date of grant (five years for ISOs granted to Employees described in Section 4(b)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

(f)  Exercise of Options Upon Termination of Service.    Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

(g)  Effect of Change in Control.    The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

(h)  Leaves of Absence.    An Employee’s Service shall cease when such Employee ceases to be actively employed by, or a Consultant to, the Company (or any subsidiary) as determined in the sole discretion of the Board of Directors. For purposes of Options, Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s Service will be treated as terminating 90 days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

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(i)  No Rights as a Stockholder.    An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 12.

(j)  Modification, Extension and Renewal of Options.    Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different exercise price, or in return for the grant of the same or a different number of Shares. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, adversely affect his or her rights or obligations under such Option. In addition, notwithstanding any other provision of the Plan, in no event shall the Committee cancel any outstanding Option for the purpose of reissuing the Option to the Optionee at a lower exercise price or reduce the exercise price of an outstanding Option.

(k)  Restrictions on Transfer of Shares.    Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8.    PAYMENT FOR SHARES.

(a)  General Rule.    The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(f) below.

(b)  Surrender of Stock.    To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c)  Services Rendered.    At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).

(d)  Cashless Exercise.    To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

(e)  Exercise/Pledge.    To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

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(f)  Other Forms of Payment.    To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules; provided that payment may not be made by delivery of a promissory note.

(g)  Limitations under Applicable Law.    Notwithstanding anything herein or in a Stock Option Agreement or Restricted Stock Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

SECTION 9.    STOCK APPRECIATION RIGHTS

(a)  SAR Agreement.    Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

(b)  Number of Shares.    Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 12.

(c)  Exercise Price.    Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

(d)  Exercisability and Term.    Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e)  Effect of Change in Control.    The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

(f)  Exercise of SARs.    Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

(g)  Modification or Assumption of SARs.    Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, may alter or impair his or her rights or obligations under such SAR. In addition, notwithstanding any other provision of the Plan, in no event shall the Committee cancel any outstanding SAR for the purpose of reissuing the SAR to the Optionee at a lower exercise price or reduce the exercise price of an outstanding SAR.

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2004 OMNIBUS INCENTIVE COMPENSATION PLAN

SECTION 10.    STOCK UNITS.

(a)  Stock Unit Agreement.    Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.

(b)  Payment for Awards.    To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(c)  Vesting Conditions.    Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

(d)  Voting and Dividend Rights.    The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.

(e)  Form and Time of Settlement of Stock Units.    Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 12.

(f)  Death of Recipient.    Any Stock Unit Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Unit Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Unit Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

(g)  Creditors’ Rights.    A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

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2004 OMNIBUS INCENTIVE COMPENSATION PLAN

SECTION 11.    TRANSFERABILITY; PERFORMANCE GOALS

(a)  Transferability

Except to the extent determined by the Committee, no Award shall be assigned or transferred by a Participant other than by will or the laws of descent and distribution, and during the lifetime of the Participant may be exercised only by such Participant or his or her guardian or legal representative.

(b)  Performance Goals

The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the Committee in the Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment shares, (q) sales, (r) unit openings or (s) customer satisfaction (“Qualifying Performance Criteria”). The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in managements’ discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year. The Committee shall determine the Qualifying Performance Criteria not later than the 90th day of the performance period, and shall determine and certify, for each Participant, the extent to which the Qualifying Performance Criteria have been met. The Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of a Qualifying Performance Goal to a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code.

SECTION 12.    ADJUSTMENT OF SHARES.

(a)  Adjustments.    In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

(i)  The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Section 5;

(ii)  The limitations set forth in Section 5(a) and (b);

(iii)  The number of Shares covered by each outstanding Option and SAR;

(iv)  The Exercise Price under each outstanding Option and SAR; or

(v)  The number of Stock Units included in any prior Award which has not yet been settled.

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Except as provided in this Section 12, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

(b)  Dissolution or Liquidation.    To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

(c)  Reorganizations.    In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

(i)  The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii)  The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(iii)  The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(iv)  Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

(v)  Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

(d)  Reservation of Rights.    Except as provided in this Section 12, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 13.    DEFERRAL OF AWARDS.

The Committee (in its sole discretion) may permit or require a Participant to:

(a)  Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

(b)  Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

(c)  Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

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2004 OMNIBUS INCENTIVE COMPENSATION PLAN

A deferred compensation account established under this Section 13 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 13.

SECTION 14.    AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 15.    PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

(a)  Effective Date.    No provision of this Section 15 shall be effective unless and until the Board has determined to implement such provision.

(b)  Elections to Receive NSOs, Restricted Shares or Stock Units.    An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 15 shall be filed with the Company on the prescribed form.

(c)  Number and Terms of NSOs, Restricted Shares or Stock Units.    The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

SECTION 16.    LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable.

SECTION 17.    WITHHOLDING TAXES.

(a)  General.    To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b)  Share Withholding.    The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that

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2004 OMNIBUS INCENTIVE COMPENSATION PLAN

otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding.

SECTION 18.    NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

SECTION 19.    DURATION AND AMENDMENTS.

(a)  Term of the Plan.    The Plan, as set forth herein, shall terminate automatically ten (10) years after its adoption by the Board. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

(b)  Right to Amend or Terminate the Plan.    The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

(c)  Effect of Termination.    No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect any Award previously granted under the Plan.

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SECTION 20.    EXECUTION.

To record the adoption of the Plan by the Board of Directors on June 11, 2004, the Company has caused its authorized officer to execute the same.

CALIFORNIA PIZZA KITCHEN, INC.

By
Name
Title

CALIFORNIA PIZZA KITCHEN, INC.

2004 OMNIBUS INCENTIVE COMPENSATION PLAN

APPENDIX C

PROPOSED FORM OF

AGREEMENT AND PLAN OF MERGER

OF

CALIFORNIA PIZZA KITCHEN, INC.

(A Delaware Corporation)

AND

CALIFORNIA PIZZA KITCHEN, INC.

(A California Corporation)

THIS AGREEMENT AND PLAN OF MERGER, dated as of                          , 2004 (the “Agreement”), is made by and between California Pizza Kitchen, Inc., a Delaware corporation (“Pizza Delaware”), and California Pizza Kitchen, Inc., a California corporation (“Pizza California”). Pizza Delaware and Pizza California are sometimes referred to herein as the “Constituent Corporations.”

RECITALS

A. Pizza California is a corporation duly organized and existing under the laws of the State of California. On the date hereof, the total number of shares of Common Stock, par value $.01 per share, of Pizza California (the “Pizza California Common Stock”), authorized to be issued is 80,000,000, and the total number of shares of Class A Preferred Stock of Pizza California (the “Pizza California Preferred Stock”) authorized to be issued is 40,000,000. As of                          , 2004, there were              shares of Pizza California Common Stock issued and outstanding, and no shares of Pizza California Preferred Stock were issued and outstanding.

B. Pizza Delaware is a corporation duly organized and existing under the laws of the State of Delaware. On the date hereof, the total number of shares of Common Stock, $.01 par value per share (the “Pizza Delaware Common Stock”) authorized to be issued is 80,000,000, and the total number of shares of Preferred Stock, $.01 par value per share (the “Pizza Delaware Preferred Stock”) authorized to be issued is 40,000,000. The Pizza Delaware Preferred Stock is undesignated as to series, rights, preferences, privileges, or restrictions. As of the date hereof, 100 shares of Pizza Delaware Common Stock were issued and outstanding, all of which were held by Pizza California, and no shares of Pizza Delaware Preferred Stock were issued and outstanding.

C. Pizza Delaware is a wholly owned subsidiary of Pizza California.

D. The Board of Directors of Pizza California has determined that, for the purpose of effecting the reincorporation of Pizza California in the State of Delaware, it is advisable and in the best interests of Pizza California and its shareholders that Pizza California merge with and into Pizza Delaware upon the terms and conditions provided herein.

E. The respective Boards of Directors of Pizza Delaware and Pizza California have approved and adopted this Agreement and have directed that this Agreement be submitted to a vote of their sole stockholder and shareholders, respectively, and executed by the undersigned officers.

F. The Merger (as hereinafter defined) is intended to qualify as a reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Pizza Delaware and Pizza California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

ARTICLE I

MERGER

1.1 Merger.

In accordance with the provisions of this Agreement, the Delaware General Corporation Law (the “DGCL”) and the California General Corporation Law (the “CGCL”), Pizza California shall be merged with and into Pizza Delaware (the “Merger”), the separate existence of Pizza California shall cease, and Pizza Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware. Pizza Delaware shall be, and is sometimes referred to herein as, the “Surviving Corporation.” The name of the Surviving Corporation shall be California Pizza Kitchen, Inc.

1.2 Filing and Effectiveness.

The Merger shall become effective when the following actions shall have been completed:

(a) this Agreement and the Merger shall have been adopted and approved by each Constituent Corporation in accordance with the requirements of the DGCL and the CGCL;

(b) all of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

(c) an executed Certificate of Ownership and Merger meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware (the “Delaware Certificate”); and

(d) a certified copy of the Delaware Certificate, as provided in Section 1108 of the CGCL, shall have been filed with the Secretary of State of the State of California.

The date and time when the Merger shall become effective, as aforesaid, is herein called the “Effective Date of the Merger.”

1.3 Effect of the Merger.

Upon the Effective Date of the Merger, the separate existence of Pizza California shall cease and Pizza Delaware, as the Surviving Corporation shall:

(i)	continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger;

(ii)	be subject to all actions previously taken by its and Pizza California’s Boards of Directors;

(iii)	succeed, without other transfer, to all of the assets, rights, powers and property of Pizza California in the manner more fully set forth in Section 259 of the DGCL;

(iv)	continue to be subject to all of the debts, liabilities and obligations of Pizza Delaware as constituted immediately prior to the Effective Date of the Merger; and

(v)	succeed, without other transfer, to all of the debts, liabilities and obligations of Pizza California in the same manner as if Pizza Delaware had itself incurred them, all as more fully provided under the applicable provisions of the DGCL and the CGCL.

ARTICLE II

CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1 Certificate of Incorporation.

The Certificate of Incorporation of Pizza Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2 By-Laws.

The By-Laws of Pizza Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the By-Laws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3 Directors and Officers.

The directors and officers of Pizza California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the By-Laws of the Surviving Corporation.

ARTICLE III

MANNER OF CONVERSION OF STOCK

3.1 Pizza California Common Stock.

Upon the Effective Date of the Merger, each share of Pizza California Common Stock, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by either of the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock of the Surviving Corporation.

3.2 Pizza California Employee Benefit Plans.

Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue any and all stock option, stock incentive and other equity-based award plans heretofore adopted by Pizza California (individually, an “Equity Plan” and, collectively, the “Equity Plans”), and shall reserve for issuance under each Equity Plan a number of shares of Pizza Delaware Common Stock equal to the number of shares of Pizza California Common Stock so reserved immediately prior to the Effective Date of the Merger. Each unexercised option or other right to purchase Pizza California Common Stock granted under and by virtue of any such Equity Plan which is outstanding immediately prior to the Effective Date of the Merger shall, upon the Effective Date of the Merger, become an option or right to purchase Pizza Delaware Common Stock on the basis of one share of Pizza Delaware Common Stock for each share of Pizza California Common Stock issuable pursuant to any such option or stock purchase right, and otherwise on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to any such Pizza California option or stock purchase right. Each other equity-based award relating to Pizza California Common Stock granted or awarded under any of the Equity Plans which is outstanding immediately prior to the Effective Date of the Merger shall, upon the Effective Date of the Merger, become an award relating to Pizza Delaware Common Stock on the basis of one share of Pizza Delaware Common Stock for each share of Pizza California Common Stock to which such award relates and otherwise on the same terms and conditions applicable to such award immediately prior to the Effective Date of the Merger.

3.3 Pizza Delaware Common Stock.

Upon the Effective Date of the Merger, each share of Pizza Delaware Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Pizza Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

3.4 Exchange of Certificates.

(a) After the Effective Date of the Merger, each holder of an outstanding certificate representing Pizza California Common Stock may, at such holder’s option, surrender the same for cancellation to the American Stock Transfer & Trust Company, as exchange agent (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation’s Common Stock into which the surrendered shares were converted as provided herein. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Pizza California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation’s Common Stock into which such shares of Pizza California Common Stock were converted in the Merger.

(b) The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to, and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by, such outstanding certificate as provided above.

(c) Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Pizza California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

(d) If any certificate for shares of the Surviving Corporation stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof: (i) that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer; (ii) that such transfer otherwise be proper and comply with applicable securities laws; and (iii) that the person requesting such transfer pay to the Surviving Corporation or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

ARTICLE IV

GENERAL

4.1 Covenants of Pizza Delaware.

Pizza Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

(a) qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the CGCL;

(b) file any and all documents with the California Franchise Tax Board necessary for the assumption by Pizza Delaware of all of the franchise tax liabilities of Pizza California;

(c) file the Delaware Certificate with the Secretary of State of the State of Delaware;

(d) file a certified copy of the Delaware Certificate with the Secretary of State of the State of California; and

(e) take all such other actions as may be required by the DGCL and the CGCL to effect the Merger.

4.2 Covenants of Pizza California.

Pizza California covenants and agrees that it will, on or before the Effective Date of the Merger, take all such other actions as may be required by the DGCL and the CGCL to effect the Merger.

4.3 Further Assurances.

From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of Pizza California such deeds and other instruments, and there shall be taken or caused to be taken by the Surviving Corporation and Pizza California such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by the Surviving Corporation, the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Pizza California and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Pizza California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4.4 Abandonment.

At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Pizza California or Pizza Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of Pizza California or the sole stockholder of Pizza Delaware or both.

4.5 Amendment.

The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Delaware and California, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not, unless approved by the stockholders as required by law: (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (ii) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (iii) alter or change any of the terms and conditions of this Agreement, if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

4.6 Agreement.

Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 6053 West Century Blvd., 11th Floor, Los Angeles, CA 90045-6442

4.7 Governing Law.

This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the CGCL.

4.8 Counterparts.

This Agreement may be executed in counterparts (including by facsimile), each of which shall be deemed to be an original and all of which, together, shall constitute the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

CALIFORNIA PIZZA KITCHEN, INC. a California corporation

By:

Name:
Title:

CALIFORNIA PIZZA KITCHEN, INC. a Delaware corporation

By:

Name:
Title:

APPENDIX D

CERTIFICATE OF INCORPORATION

OF

CALIFORNIA PIZZA KITCHEN, INC.

FIRST:    The name of the Corporation is California Pizza Kitchen, Inc. (hereinafter the “Corporation”).

SECOND:    The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, in the City of Wilmington, County of New Castle. The name of the registered agent at that address is Corporation Service Company.

THIRD:    The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the “GCL”).

FOURTH:    The total number of shares of stock which the Corporation shall have authority to issue is 120,000,000 of which the Corporation shall have authority to issue 80,000,000 shares of Common Stock, each having a par value of one penny ($0.01), and 40,000,000 shares of Preferred Stock, each having a par value of one penny ($0.01).

The Board of Directors is expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series and as may be permitted by the GCL, including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.

FIFTH:    The name and mailing address of the Sole Incorporator is as follows:

Name	Address
Mary E. Keogh	P.O. Box 636
Wilmington, DE 19899

SIXTH:    The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

(1)  The business and affairs of the Corporation shall be managed by or under the direction of the Board.

(2)  The directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the By-Laws of the Corporation.

(3)  The Board shall consist of not less than five or more than nine members, the exact number of which shall be fixed from time to time by resolution adopted by the affirmative vote of a majority of the active Board.

(4)  No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the GCL or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article SIXTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

(5)  In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

SEVENTH:    The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board. The right to indemnification conferred by this Article SEVENTH shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

The Corporation may, to the extent authorized from time to time by the Board, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article SEVENTH to directors and officers of the Corporation.

The rights to indemnification and to the advance of expenses conferred in this Article SEVENTH shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the By-Laws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

Any repeal or modification of this Article SEVENTH by the stockholders of the Corporation shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

EIGHTH:    Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the By-Laws of the Corporation.

NINTH:    In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board shall have the power to adopt, amend, alter or repeal the Corporation’s By-Laws. The affirmative vote of at least a majority of the entire Board shall be required to adopt, amend, alter or repeal the Corporation’s By-Laws. The Corporation’s By-Laws also may be adopted, amended, altered or repealed by the affirmative vote of the holders of a majority of the voting power of the shares entitled to vote at an election of directors.

TENTH:    The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

I, THE UNDERSIGNED, being the Sole Incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the GCL, do make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 12th day of May, 2004.

/s/ MARY E. KEOGH

Name: Mary E. Keogh Title: Sole Incorporator

APPENDIX E

BY-LAWS

OF

CALIFORNIA PIZZA KITCHEN, INC.

A DELAWARE CORPORATION

Effective May 12, 2004

CALIFORNIA PIZZA KITCHEN, INC.

BY-LAWS

i

CALIFORNIA PIZZA KITCHEN, INC.

BY-LAWS

ii

CALIFORNIA PIZZA KITCHEN, INC.

BY-LAWS

iii

BY-LAWS

OF

CALIFORNIA PIZZA KITCHEN, INC.

(hereinafter called the “Corporation”)

ARTICLE I

OFFICES

Section 1.1    Registered Office.    The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

Section 1.2    Other Offices.    The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 2.1    Place of Meetings.    Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors.

Section 2.2    Annual Meetings.    The Annual Meeting of Stockholders for the election of directors shall be held on such date and at such time as shall be designated from time to time by the Board of Directors. Any other proper business may be transacted at the Annual Meeting of Stockholders.

Section 2.3    Special Meetings.    Unless otherwise required by law or by the certificate of incorporation of the Corporation, as amended and restated from time to time (the “Certificate of Incorporation”), Special Meetings of Stockholders, for any purpose or purposes, may be called by either (i) the Chairman, if there be one, (ii) the President, (iii) the Board of Directors or (iv) holders of at least ten percent (10%) of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting. Such request shall state the purpose or purposes of the proposed meeting. At a Special Meeting of Stockholders, only such business shall be conducted as shall be specified in the notice of meeting (or any supplement thereto).

Section 2.4    Notice.    Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and, in the case of a Special Meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by law, written notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to notice of and to vote at such meeting.

Section 2.5  Adjournments.  Any meeting of the stockholders may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place, if any, thereof and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting in accordance with the requirements of Section 2.4 hereof shall be given to each stockholder of record entitled to notice of and to vote at the meeting.

Section 2.6    Quorum.    Unless otherwise required by applicable law or the Certificate of Incorporation, the holders of a majority of the Corporation’s capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, in the manner provided in Section 2.5 hereof, until a quorum shall be present or represented.

Section 2.7    Voting.    Unless otherwise required by law, the Certificate of Incorporation or these By-Laws, any question brought before any meeting of the stockholders, other than the election of directors, shall be decided by the vote of the holders of a majority of the total number of votes of the Corporation’s capital stock represented and entitled to vote thereat, voting as a single class. Unless otherwise provided in the Certificate of Incorporation, and subject to Section 2.11(a) of this Article II, each stockholder represented at a meeting of the stockholders shall be entitled to cast one (1) vote for each share of the capital stock entitled to vote thereat held by such stockholder. Such votes may be cast in person or by proxy as provided in Section 2.8 of this Article II. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of the stockholders, in such officer’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.

Section 2.8    Proxies.    Each stockholder entitled to vote at a meeting of the stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder as proxy, but no such proxy shall be voted upon after three years from its date, unless such proxy provides for a longer period. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, the following shall constitute a valid means by which a stockholder may grant such authority:

(i) A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

(ii) A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information on which they relied.

Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided, however, that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Section 2.9    Consent of Stockholders in Lieu of Meeting.    Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at any Annual or Special Meeting of Stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the

Corporation having custody of the book in which proceedings of meetings of the stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section 2.9 to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the stockholders are recorded. A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this Section 2.9, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the Corporation can determine (i) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder and (ii) the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the stockholders are recorded. Delivery made to the Corporation’s registered office shall be made by hand or by certified or registered mail, return receipt requested. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation as provided above in this Section 2.9.

Section 2.10    List of Stockholders Entitled to Vote.    The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 2.11    Record Date.

(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the

Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of the stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

Section 2.12    Stock Ledger.    The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 2.10 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of the stockholders.

Section 2.13    Conduct of Meetings.    The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of any meeting of the stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (vi) limitations on the time allotted to questions or comments by participants.

Section 2.14    Inspectors of Election.    In advance of any meeting of the stockholders, the Board of Directors, by resolution, the Chairman or the President shall appoint one or more inspectors to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of the stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by applicable law, inspectors may be officers, employees or agents of the Corporation. Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability. The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by applicable law.

ARTICLE III

DIRECTORS

Section 3.1    Number and Election of Directors.    The Board of Directors shall consist of not less than five nor more than nine members, the exact number of which shall initially be fixed by the Incorporator and thereafter from time to time by the Board of Directors. Except as provided in Section 3.2 of this Article III, directors shall be elected by a plurality of the votes cast at each Annual Meeting of Stockholders and each director so elected shall hold office until the next Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. Directors need not be stockholders.

Section 3.2    Vacancies.    Unless otherwise required by law or the Certificate of Incorporation, vacancies arising through death, resignation, removal, an increase in the number of directors or otherwise may be filled only by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

Section 3.3    Duties and Powers.    The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws required to be exercised or done by the stockholders.

Section 3.4    Meetings.    The Board of Directors may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman, if there be one, the President, or by any director. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone, telegram or electronic means on twenty-four (24) hours’ notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

Section 3.5    Organization.    At each meeting of the Board of Directors, the Chairman of the Board of Directors, or, in his or her absence, a director chosen by a majority of the directors present, shall act as chairman. The Secretary of the Corporation shall act as secretary at each meeting of the Board of Directors. In case the Secretary shall be absent from any meeting of the Board of Directors, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all the Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 3.6    Resignations and Removals of Directors.    Any director of the Corporation may resign at any time, by giving notice in writing or by electronic transmission to the Chairman of the Board of Directors, the President or the Secretary of the Corporation. Such resignation shall take effect at the time therein specified or, if no time is specified, immediately; and, unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective. Except as otherwise required by applicable law and subject to the rights, if any, of the holders of shares of preferred stock then outstanding, any director or the entire Board of Directors may be removed from office at any time by the affirmative vote of the holders of at least a majority in voting power of the issued and outstanding capital stock of the Corporation entitled to vote in the election of directors.

Section 3.7    Quorum.    Except as otherwise required by law or the Certificate of Incorporation, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present.

Section 3.8    Actions of the Board by Written Consent.    Unless otherwise provided in the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 3.9    Meetings by Means of Conference Telephone.    Unless otherwise provided in the Certificate of Incorporation or these By-Laws, members of the Board of Directors of the Corporation, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.9 shall constitute presence in person at such meeting.

Section 3.10    Committees.    The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent permitted by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each committee shall keep regular minutes and report to the Board of Directors when required.

Section 3.11    Compensation.    The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary for service as director, payable in cash or securities. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for service as committee members.

Section 3.12    Interested Directors.    No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because any such director’s or officer’s vote is counted for such purpose if: (i) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

ARTICLE IV

OFFICERS

Section 4.1    Executive Officers.    The officers of the Corporation, who shall be elected by the Board of Directors, shall be a President, a Chief Financial Officer, a Secretary and the Chairman of the Board (which office may be held by two persons). In addition, the Board of Directors may elect such other officers as may be appointed in accordance with the provisions of Section 4.3. Any number of offices may be held by the same person. Whenever any officer of the Corporation ceases to be an employee of the Corporation and of all corporations which control, are controlled by or are under common control with, the Corporation, such officer shall thereupon also cease to be an officer of the Corporation without any further action on his part or on the part of the Board of Directors.

Section 4.2    Election, Term of Office and Qualification.    So far as is practicable, the officers shall be elected annually by the Board of Directors at their first meeting after each Annual Meeting of Stockholders of the Corporation. Each officer, except such officers as may be appointed in accordance with the provisions of Section 4.3, shall hold office until his successor shall have been duly elected and qualified in his stead, or until his death, resignation, disqualification or removal in the manner hereinafter provided.

Section 4.3    Subordinate Officers.    The Board of Directors or the President may from time to time appoint such other officers, including one or more Vice Presidents, one or more Subordinate Officers, and such agents and employees of the Corporation as may be deemed necessary or desirable. Such officers, agents and employees shall hold office for such period and upon such terms and conditions, have such authority and perform such duties as provided in these Bylaws or as the Board of Directors or the President may from time to time prescribe. The Board of Directors or the President may from time to time authorize any officer to appoint and remove agents and employees and to prescribe the powers and duties thereof.

Section 4.4    Removal.    Any officer may be removed, either with or without cause, by the Board of Directors or, except in the case of any officer elected by the Board of Directors, by any committee or superior officer upon whom the power of removal may be conferred by the Board of Directors or by these Bylaws.

Section 4.5    Resignations.    Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall take effect immediately unless a date certain is specified therein for it to take effect, in which event it shall be effective upon such date, and the acceptance of such resignation shall not be necessary to make it effective, irrespective of whether the resignation is tendered subject to such acceptance.

Section 4.6    Chairman of the Board.    The Chairman or Chairmen shall have such duties and responsibilities as (i) are set forth in the Chairman’s employment agreement with the Corporation or (ii) adopted in a resolution of the Board of Directors so long as such resolution is not inconsistent with the terms of the Chairman’s employment agreement with the Corporation. The Chairman or Chairmen shall have the authority (i) set forth in the Chairman’s employment agreement with the Corporation or (ii) as is expressly granted in a resolution of the Board of Directors.

Section 4.7    President.    The President shall have general direction of the affairs of the Corporation and general supervision over its several officers, subject, however, to the control of the Board of Directors. He shall at each annual meeting and from time to time report to the stockholders and to the Board of Directors all matters within his knowledge which the interest of the Corporation may require to be brought to their notice; may sign with the Chief Financial Officer or an Assistant Treasurer or the Secretary or an Assistant Secretary any or all Certificates of stock of the Corporation; shall preside at all meetings of the stockholders and at all meetings of the Board of Directors; shall have the power to sign and execute in the name of the Corporation all contracts, or other instruments authorized by the Board of Directors; and in general, shall perform all duties incident to the office of President and such other duties as from time to time may be assigned to him by the Board of Directors or as are prescribed by these Bylaws.

Section 4.8    The Vice Presidents.    Each Vice President shall have such powers and shall perform such duties as may from time to time be assigned to him by the Board of Directors or by the President and shall have the power to sign and execute in the name of the Corporation all contracts or other instruments authorized by the Board of Directors, except where the Board of Directors or the Bylaws shall expressly delegate or permit some other officer to do so. A Vice President may also sign with the Chief Financial Officer or an Assistant Treasurer or the Secretary or an Assistant Secretary Certificates of stock of the Corporation.

Section 4.9    The Secretary.    The Secretary shall keep or cause to be kept the minutes of the meetings of the stockholders, of the Board of Directors and of any committee when so required; shall see that all notices are duly given in accordance with the provisions of these Bylaws and as required by law; shall be custodian of the corporate records and of the seal of the Corporation and see that the seal is affixed to all documents on which it is required, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of the Bylaws; shall keep or cause, to be kept a register of the post office address of each stockholder; may sign with the President or Vice President Certificates of stock of the Corporation; and, in general, shall perform all duties incident to the office of Secretary and such other duties as may from time to time be assigned to him by the Board of Directors or by the President.

Section 4.10    Assistant Secretaries.    At the request of the Secretary, or in his absence or disability, an Assistant Secretary shall perform the duties of the Secretary and, when so acting, shall have all the powers of, and be subject to, all the restrictions upon, the Secretary. An Assistant Secretary shall perform such other duties as from time to time may be assigned to him by the President, the Secretary or the Board of Directors.

Section 4.11    The Chief Financial Officer.    The Chief Financial Officer shall have charge and custody of, and be responsible for, all funds and securities of the Corporation, and deposit all such funds in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of these Bylaws; at all reasonable times exhibit his books of account and records, and cause to be exhibited the books of account and records of any corporation controlled by the Corporation, to any of the directors of the Corporation upon application during business hours at the office of the Corporation, or such other corporation where such books and records are kept; render a statement of the condition of the finances of the Corporation at all regular meetings of the Board of Directors and a full financial report at the Annual Meeting of Stockholders; if called upon to do so, receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, may sign with the President or Vice President Certificates of stock of the Corporation; and, in general, perform all the duties incident to the office of Chief Financial Officer and such other duties as from time to time may be assigned to him by the Board of Directors or the President.

Section 4.12    Assistant Treasurers.    At the request of the Chief Financial Officer, or in his absence or disability, an Assistant Treasurer shall perform the duties of the Chief Financial Officer, and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Chief Financial Officer. An Assistant Treasurer shall perform such duties as from time to time may be assigned to him by the President, the Chief Financial Officer or the Board of Directors.

Section 4.13    Salaries.    The salaries of the officers shall be fixed from time to time by the Board of Directors. No officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation.

ARTICLE V

STOCK

Section 5.1    Form of Certificates.    Every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of the Corporation (i) by the Chairman of the Board of Directors, or the President or a Vice President and (ii) by the Chief Financial Officer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such stockholder in the Corporation.

Section 5.2    Signatures.    Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 5.3    Lost Certificates.    The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such owner’s legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

Section 5.4    Transfers.    Stock of the Corporation shall be transferable in the manner prescribed by applicable law and in these By-Laws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer and payment of all necessary transfer taxes; provided, however, that such surrender and endorsement or payment of taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. Every certificate exchanged, returned or surrendered to the Corporation shall be marked “Cancelled,” with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

Section 5.5    Dividend Record Date.    In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 5.6    Record Owners.    The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

Section 5.7    Transfer and Registry Agents.    The Corporation may from time to time maintain one or more transfer offices or agencies and registry offices or agencies at such place or places as may be determined from time to time by the Board of Directors.

ARTICLE VI

NOTICES

Section 6.1    Notices.    Whenever written notice is required by law, the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at such person’s address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under applicable law, the Certificate of Incorporation or these By-Laws shall be effective if given by a form of electronic transmission if consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed to be revoked if (i) the Corporation is unable to deliver by electronic transmission two (2) consecutive notices by the Corporation in accordance with such consent and (ii) such inability becomes known to the Secretary or Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, that the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given by electronic transmission, as described above, shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network, together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder. Notice to directors or committee members may be given personally or by telegram, telex, cable or by means of electronic transmission.

Section 6.2    Waivers of Notice.    Whenever any notice is required by applicable law, the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to notice, or a waiver by electronic transmission by the person or persons entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting, present in person or represented by proxy, shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any Annual or Special Meeting of Stockholders or any regular or special meeting of the directors or members of a committee of directors need be specified in any written waiver of notice unless so required by law, the Certificate of Incorporation or these By-Laws.

ARTICLE VII

GENERAL PROVISIONS

Section 7.1    Dividends.    Dividends upon the capital stock of the Corporation, subject to the requirements of the General Corporation Law of the State of Delaware and the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting of the Board of Directors (or any action by written consent in lieu thereof in accordance with Section 3.8 of Article III hereof), and may be paid in cash, in property, or in shares of the Corporation’s capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for purchasing any of the shares of capital stock, warrants, rights, options, bonds, debentures, notes, scrip or other securities or evidences of indebtedness of the Corporation, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

Section 7.2    Disbursements.    All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 7.3    Fiscal Year.    The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 7.4    Corporate Seal.    The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE VIII

INDEMNIFICATION

Section 8.1    Power to Indemnify in Actions, Suits or Proceedings other than Those by or in the Right of the Corporation.    Subject to Section 8.3 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

Section 8.2    Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation.     Subject to Section 8.3 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 8.3    Authorization of Indemnification.    Any indemnification under this Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 8.1 or Section 8.2 of this Article VIII, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders. Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

Section 8.4    Good Faith Defined.    For purposes of any determination under Section 8.3 of this Article VIII, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The provisions of this Section 8.4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 8.1 or Section 8.2 of this Article VIII, as the case may be.

Section 8.5    Indemnification by a Court.    Notwithstanding any contrary determination in the specific case under Section 8.3 of this Article VIII, and notwithstanding the absence of any determination thereunder, any director or officer may apply to the Court of Chancery of the State of Delaware or any other court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Section 8.1 or Section 8.2 of this Article VIII. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 8.1 or Section 8.2 of this Article VIII, as the case may be. Neither a contrary determination in the specific case under Section 8.3 of this Article VIII nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 8.5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

Section 8.6    Expenses Payable in Advance.    Expenses (including attorneys’ fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VIII. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

Section 8.7    Nonexclusivity of Indemnification and Advancement of Expenses.    The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, these By-Laws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Section 8.1 and Section 8.2 of this Article VIII shall be made to the fullest extent permitted by law. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Section 8.1 or Section 8.2 of this Article VIII but whom the Corporation has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware, or otherwise.

Section 8.8    Insurance.    The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VIII.

Section 8.9    Certain Definitions.    For purposes of this Article VIII, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. The term “another enterprise” as used in this Article VIII shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. For purposes of this Article VIII, references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VIII.

Section 8.10    Survival of Indemnification and Advancement of Expenses.    The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 8.11    Limitation on Indemnification.    Notwithstanding anything contained in this Article VIII to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 8.5 of this Article VIII), the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) or advance expenses in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

Section 8.12    Indemnification of Employees and Agents.    The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VIII to directors and officers of the Corporation.

ARTICLE IX

AMENDMENTS

Section 9.1    Amendments.    These By-Laws may be altered, amended or repealed, in whole or in part, or new By-Laws may be adopted by the stockholders or by the Board of Directors; provided, however, that notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice of such meeting of the stockholders or Board of Directors, as the case may be. All such amendments must be approved by either the holders of a majority of the outstanding capital stock entitled to vote thereon or by a majority of the entire Board of Directors then in office.

Section 9.2    Entire Board of Directors.    As used in this Article IX and in these By-Laws generally, the term “entire Board of Directors” means the total number of directors which the Corporation would have if there were no vacancies.

* * *

Adopted as of: May 12, 2004

Last Amended as of:

                        ANNUAL MEETING OF SHAREHOLDERS OF

                         CALIFORNIA PIZZA KITCHEN, INC.

                                  July 28, 2004

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

                 Please detach and mail in the envelope provided

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PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                   VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
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PROPOSAL 1. Election of Directors of California Pizza Kitchen, Inc.

                                    NOMINEES:
[_] FOR ALL NOMINEES                [_] William C. Baker
                                    [_] Rick J. Caruso
[_] WITHHOLD AUTHORITY              [_] Larry S. Flax
    FOR ALL NOMINEES                [_] Henry Gluck
                                    [_] Charles G. Phillips
[_] FOR ALL EXCEPT                  [_] Richard L. Rosenfield
    (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
------------ "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [X]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

To change the address on your account, please check the box at right and     [_]
indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------
                                                             FOR AGAINST ABSTAIN
PROPOSAL 2. Approval of Adoption of 2004 Omnibus             [_]   [_]     [_]
      Incentive Compensation Plan.

PROPOSAL 3. Approval of the Reincorporation of California    [_]   [_]     [_]
      Pizza Kitchen, Inc. from California to Delaware by
      means of a merger with and into a wholly-owned
      Delaware subsidiary.

PROPOSAL 4. Ratification of Appointment of Ernst &           [_]   [_]     [_]
     Young LLP as Independent Auditors.

This proxy authorizes Larry S. Flax, Richard L. Rosenfield and Susan M. Collyns,
or any one of them, to vote at his or her discretion on any other matter that may properly come before the annual meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
IN FAVOR OF EACH OF THE NOMINEES LISTED ABOVE AND IN FAVOR OF EACH OF THE OTHER
PROPOSALS.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CALIFORNIA
PIZZA KITCHEN, INC. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
EACH OF THESE PROPOSALS.

Signature of Shareholder _____________________ Date: ___________ Signature of Shareholder _____________________ Date: ___________
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

                                  FORM OF PROXY

                         CALIFORNIA PIZZA KITCHEN, INC.

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        OF CALIFORNIA PIZZA KITCHEN, INC.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of
Shareholders to be held on July 28, 2004 and appoints Larry S. Flax, Richard L.
Rosenfield and Susan M. Collyns, or any one of them, with full power of substitution, as proxy for the undersigned, to vote all shares of common stock,
$0.01 par value per share, of California Pizza Kitchen, Inc. owned of record by the undersigned, with all powers the undersigned would have if personally present at the Annual Meeting of Shareholders of California Pizza Kitchen, Inc.
to be held on July 28, 2004 at 10:00 a.m. in the Redondo Room at the Sheraton
Gateway Hotel, 6101 W. Century Blvd., Los Angeles, California 90045 and any
adjournments or postponements thereof for the following purposes:

                     (PLEASE DATE AND SIGN ON REVERSE SIDE)

                                                                           14475

                        ANNUAL MEETING OF SHAREHOLDERS OF

                         CALIFORNIA PIZZA KITCHEN, INC.

                                  July 28, 2004

                            -------------------------
                            PROXY VOTING INSTRUCTIONS
                            -------------------------

MAIL - Date, sign and mail your proxy card      --------------------------------
in the envelope provided as soon as possible.   COMPANY NUMBER
                                                --------------------------------
                    - OR -                      ACCOUNT NUMBER
                                                --------------------------------
TELEPHONE - Call toll-free 1-800-PROXIES
(1-800-776-9437) from any touch-tone            --------------------------------
telephone and follow the instructions.
Have your proxy card available when you call.

                    - OR -

INTERNET - Access "www.voteproxy.com" and
follow the on-screen instructions. Have
your proxy card available when you access
the web page.

"You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date."

     Please detach along perforated line and mail in the envelope provided
             IF you are not voting via telephone or the Internet.

--------------------------------------------------------------------------------
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                   VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

PROPOSAL 1. Election of Directors of California Pizza Kitchen, Inc.

[_] FOR ALL NOMINEES                NOMINEES:
                                    [_] William C. Baker
[_] WITHHOLD AUTHORITY              [_] Rick J. Caruso
    FOR ALL NOMINEES                [_] Larry S. Flax
                                    [_] Henry Gluck
[_] FOR ALL EXCEPT                  [_] Charles G. Phillips
    (See instructions below)        [_] Richard L. Rosenfield

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
------------ "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [X]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and     [_]
indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------
                                                             FOR AGAINST ABSTAIN
PROPOSAL 2. Approval of Adoption of 2004 Omnibus             [_]   [_]     [_]
      Incentive Compensation Plan.

PROPOSAL 3. Approval of the Reincorporation of California    [_]   [_]     [_]
      Pizza Kitchen, Inc. from California to Delaware by
      means of a merger with and into a wholly-owned
      Delaware subsidiary.

PROPOSAL 4. Ratification of Appointment of Ernst &           [_]   [_]     [_]
      Young LLP as Independent Auditors.

This proxy authorizes Larry S. Flax, Richard L. Rosenfield and Susan M. Collyns,
or any one of them, to vote at his or her discretion on any other matter that may properly come before the annual meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
IN FAVOR OF EACH OF THE NOMINEES LISTED ABOVE AND IN FAVOR OF EACH OF THE OTHER
PROPOSALS.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CALIFORNIA
PIZZA KITCHEN, INC. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
EACH OF THESE PROPOSALS.

Signature of Shareholder _____________________ Date: ___________ Signature of Shareholder _____________________ Date: ___________
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.